     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004.

                                           REGISTRATION NOS. 33-57536 & 811-7450

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 20
                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 21
                              ---------------------
                             CITISTREET FUNDS, INC.
                           (EXACT NAME OF REGISTRANT)
                                TWO TOWER CENTER
                        EAST BRUNSWICK, NEW JERSEY 08816
                                 (732) 514-2000
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)
                              --------------------
                             PAUL S. FEINBERG, ESQ.
                                    PRESIDENT
                             CITISTREET FUNDS, INC.
                                TWO TOWER CENTER
                        EAST BRUNSWICK, NEW JERSEY 08816
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              CHRISTOPHER E. PALMER
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                             ----------------------

          IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK
                                APPROPRIATE BOX):

        [_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
            [X] ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b) OF RULE 485
        [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
            [ ] ON ________, PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
        [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
            [ ] ON ________ PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

                     IF APPROPRIATE CHECK THE FOLLOWING BOX:

     [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
                   PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                               [CITISTREET LOGO]

                         [GLOBE GRAPHIC]
                                               I SHARES

                                         PROSPECTUS   MAY 1, 2004

                                         - CITISTREET INTERNATIONAL STOCK FUND
                                         - CITISTREET SMALL COMPANY STOCK FUND
                                         - CITISTREET LARGE COMPANY STOCK FUND
                                         - CITISTREET DIVERSIFIED BOND FUND

              The Funds have two classes of shares. This prospectus describes the I Shares class of the Funds (the "Shares"). The Shares are available only through certain variable annuity contracts, variable life insurance contracts, and qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

              AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS

Summary of Investment Objectives and Strategies.............    2
Summary of Investment Risks.................................    3
Performance.................................................    4
Fees and Expenses...........................................    6
Investment Objectives, Strategies, and Risks................    7
     CitiStreet International Stock Fund....................    7
     CitiStreet Small Company Stock Fund....................    7
     CitiStreet Large Company Stock Fund....................    8
     CitiStreet Diversified Bond Fund.......................    9
     Temporary Defensive Positions..........................   11
Management of the Funds.....................................   12
Pricing, Purchase, and Redemption of Shares.................   15
     Pricing of Shares......................................   15
     Purchase and Redemption of Shares......................   15
     Distributions..........................................   16
Other Information...........................................   17
     Classes of Shares......................................   17
     Federal Income Taxes...................................   17
     Monitoring for Possible Conflict.......................   17
Financial Highlights........................................   17

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. companies.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]

1994                                                                             -6.98
1995                                                                             19.00
1996                                                                             21.93
1997                                                                              5.04
1998                                                                             14.91
1999                                                                             32.52
2000                                                                             -8.03
2001                                                                            -21.44
2002                                                                            -22.31
2003                                                                             30.04

Highest Quarterly
  Return:                  20.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.44 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/03)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            30.04%            39.17%
Past 5 Years:           -0.66%             0.26%
Past 10 Years:           4.65%             4.78%

SMALL COMPANY STOCK FUND
[BAR CHART]

1994                                                                              9.68
1995                                                                             31.23
1996                                                                             -3.03
1997                                                                              6.78
1998                                                                             -8.65
1999                                                                             36.71
2000                                                                             10.08
2001                                                                              1.57
2002                                                                            -23.72
2003                                                                             43.06

Highest Quarterly
  Return:                  24.96 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.13 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/03)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            43.06%          45.50%
Past 5 Years:           10.78%           9.40%
Past 10 Years:           8.62%          11.74%

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

LARGE COMPANY STOCK
[BAR CHART]

1994                                                                             -1.01
1995                                                                             38.56
1996                                                                             23.20
1997                                                                             31.67
1998                                                                             15.54
1999                                                                             -0.28
2000                                                                            -14.96
2001                                                                            -15.74
2002                                                                            -22.84
2003                                                                             28.14

Highest Quarterly
  Return:                15.48 (2nd quarter 2003)
Lowest Quarterly
  Return:               -17.04 (3rd quarter 2002)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/03)

                       THE FUND   S&P 500 INDEX
Past 1 Year:            28.14%        28.69%
Past 5 Years:           -6.71%        -0.57%
Past 10 Years:           6.14%        11.06%

DIVERSIFIED BOND FUND*
[BAR CHART]

1994                                                                             -5.79
1995                                                                             22.44
1996                                                                              1.34
1997                                                                             12.01
1998                                                                              9.04
1999                                                                             -2.74
2000                                                                             12.35
2001                                                                              6.86
2002                                                                              8.97
2003                                                                              5.58

Highest Quarterly
  Return:                 7.34 (2nd quarter 1995)
Lowest Quarterly
  Return:               -4.38  (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/03)

                                        LEHMAN
                                       BROTHERS
                                      AGGREGATE
                           THE FUND   BOND INDEX
Past 1 Year:                5.58%        4.11%
Past 5 Years:               6.08%        6.62%
Past 10 Years:              6.73%        6.95%
* Prior to May 1, 2001, the Diversified Bond
  Fund was named the Long-Term Bond Fund and had
  an objective of investing primarily in
  long-term fixed income securities. The
  Diversified Bond Fund has an objective of
  investing primarily in fixed income securities
  of varying maturities.

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should refer instead to the corresponding table in its prospectus. The fee table in the contract prospectus includes additional contract charges not reflected below.

                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.74%     0.60%        0.53%         0.44%
    Distribution (12b-1) Fees                                   None       None         None          None
    Other Expenses                                              0.16%     0.19%        0.10%         0.11%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            0.90%     0.79%        0.63%         0.55%

EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, this Example does not include any expenses charged under that contract.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $   92      $ 81         $ 65         $ 56
                3 years...................................................         $  288      $253         $202         $177
                5 years...................................................         $  500      $440         $352         $308
                10 years..................................................         $1,112      $981         $788         $691

You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.

CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of February 27, 2004, the largest company in the index had a market capitalization of approximately $7.5 billion.

      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.

      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of March 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $920 million.

     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, may be less risky than investing in the stocks of smaller companies.

      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.

      -  U.S. government and agency bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that are do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the

         Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.

      - Each Fund currently has three subadvisers, one affiliated with Citigroup Inc., one affiliated with State Street Corporation, and one not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.

      - Each Fund pays an investment advisory fee to the Manager and to the subadvisers.

     The following chart lists each Fund's current subadviser(s), the total investment advisory fees the Fund paid in 2003 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.

                                                                                                        MAXIMUM
                                                                                    TOTAL ADVISORY    PERMISSIBLE
                FUND                                  SUBADVISER(S)                  FEES IN 2003     ADVISORY FEE
                ----                                  -------------                 --------------    ------------
      International Stock Fund           Bank of Ireland Asset Management (U.S.)         0.74%            0.80%
                                                       Limited and
                                           Citigroup Asset Management Limited
                                             and SSgA Funds Management, Inc.
      Small Company Stock Fund            TCW Investment Management Company and          0.60%            1.05%
                                         Travelers Investment Management Company
                                             and SSgA Funds Management, Inc.
      Large Company Stock Fund              Wellington Management Company and            0.53%            0.70%
                                            Smith Barney Fund Management LLC
                                             and SSgA Funds Management, Inc.
        Diversified Bond Fund             Western Asset Management Company, LLP          0.44%            0.60%
                                          and Salomon Brothers Asset Management
                                                           Inc
                                             and SSgA Funds Management, Inc.

     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

     BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED ("BIAM") serves as subadviser for the International Stock Fund. It is an indirect wholly-owned subsidiary of Bank of Ireland, an Irish corporation. Its head offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at 75 Holly Hill Lane, Greenwich, CT 06830. Bank of Ireland established its worldwide investment management operations, BIAM, in 1966 and currently manages over $71 billion in global securities for a variety of clients in the United States and abroad. BIAM (U.S.) was established in 1987 to provide services to North American investors and opened its U.S. office in 1988. As of December 31, 2003, BIAM (U.S.) has over $28 billion under management on behalf of its U.S. and Canadian clients. BIAM's Strategy Group makes all the investment decisions for the portion of the International Stock Fund managed by BIAM, and no person(s) is primarily responsible for making recommendations to that Group.

     CITIGROUP ASSET MANAGEMENT LIMITED ("CAML") serves as one of the subadvisers for the International Stock Fund. Its principal offices are at Citigroup Centre, Canda Square, Canary Wharf, London, England E14 5LB. CAML is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors. As of December 31, 2003, CAML managed approximately $26 billion. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by CAML:

     Michael P. McElroy is CAML's Head of Global Equity Investment and has been with CAML since 2000. Prior to 2000, he was Director of Quantitative Research and a Senior Portfolio Manager for Independent Investment Associates, Inc. He has had responsibility for the International Stock Fund since 2002.

     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Salomon Brothers managed more than $65 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:

     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.

     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Smith Barney managed more than $115 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:

     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.

     SSGA FUNDS MANAGEMENT, INC. ("SSgA FM") serves as one of the subadvisers to the Large Company Stock Fund, Small Company Stock Fund, Diversified Bond Fund and the International Stock Fund. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, and is an affiliate of State Street Corporation and is an affiliate of the Manager. As of

December 31, 2003, SSgA FM had approximately $92.2 billion in assets under management and is part of a group of companies that manages approximately $1.1 trillion. SSgA uses a team approach in the day-to-day management of its share of the Funds' assets.

     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, TCW and its affiliates had approximately $90 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:

     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.

     TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO") serves as one of the subadvisers for the Small Company Stock Fund. TIMCO's principal offices are at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, TIMCO managed approximately $5 billion. The following individual is responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by TIMCO:

     Sandip Bhagat is the President and Chief Investment Officer of TIMCO. Mr. Bhagat has had responsibility for the Small Company Stock Fund since 2003.

     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2003, Wellington Management managed more than $393 billion of assets. The day-to-day management of the portion of the Large Company Stock Fund managed by Wellington Management is the responsibility of a team of Wellington Management's global industry analysts.

     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 117 East Colorado Boulevard, Pasadena, CA 91105. Western serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Western managed more than $148 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.

PURCHASE AND REDEMPTION OF SHARES

     You may invest in the Funds only through certain variable annuity contracts and variable life insurance contracts ("variable contracts") and certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell their shares only to separate accounts issuing variable contracts or trusts related to retirement plans.

     If you invest in the Funds through a variable contract, you should read the prospectus for the variable contract, which will provide information about the procedures for your investments in the variable contract and indirectly in the Funds. If you invest in the Funds through a retirement plan, you should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.

     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the insurance company, the insurance company's recordkeeping agent, or the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the insurance company separate account or retirement plan trust; your retirement plan, variable contract, or both have further provisions concerning how a redemption is credited under your variable contract or retirement plan and when you receive a plan distribution or variable contract payment.

     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors.

     Because insurance companies and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds can implement their policy of deterring disruptive trading only in cooperation with the insurance companies and recordkeepers, by, for example, reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for your retirement plan or variable contract. Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures.

     The Funds reserve the right to refuse to sell shares to a separate account or retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a separate account or retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.

DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the I Shares, is offered by this prospectus. I Shares are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code). The other class, R Shares, is available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants.

FEDERAL INCOME TAXES

     If you own or are considering buying a variable life insurance policy or a variable annuity contract that invests in the Funds, you should consult its prospectus for a discussion of tax consequences of investing in the Funds.

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS

     The financial highlights table is meant to help you understand the Funds' financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights
Citistreet Funds, Inc.

                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   9.27   $  12.45   $  19.58   $  22.33   $  16.85
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.15+      0.08       0.03       0.24       0.17
 Net realized and unrealized gain (loss) on
   investments....................................      2.62      (2.83)     (4.22)     (1.97)      5.31
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      2.77      (2.75)     (4.19)     (1.73)      5.48
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.08)     (0.07)     (0.21)     (0.18)        --
 Distributions from net realized gains on
   investments....................................        --      (0.36)     (2.73)     (0.84)        --
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.08)     (0.43)     (2.94)     (1.02)        --
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  11.96   $   9.27   $  12.45   $  19.58   $  22.33
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     30.04%    (22.31)%   (21.44)%    (8.03)%    32.52%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $420,060   $331,996   $368,195   $344,409   $388,492
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.90%      0.90%      0.86%      0.75%      0.72%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.90%      0.90%      0.86%      0.75%      0.72%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.89%      0.85%      0.74%      0.71%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.50%      0.91%      0.70%      0.93%      0.90%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.51%      0.92%      0.71%      0.94%      0.91%
 Portfolio turnover rate..........................     48.31%     54.15%     68.20%     23.94%     18.36%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 + Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   8.51   $  11.28   $  17.23   $  16.42   $  13.09
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (loss)(1)..................      0.03+      0.01       0.06       0.01      (0.04)
 Net realized and unrealized gain (loss) on
   investments....................................      3.63      (2.68)     (0.15)      1.66       4.58
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      3.66      (2.67)     (0.09)      1.67       4.54
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.01)     (0.05)     (0.01)        --         --
 Distributions from net realized gains on
   investments....................................        --      (0.05)     (5.85)     (0.86)     (1.21)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.01)     (0.10)     (5.86)     (0.86)     (1.21)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  12.16   $   8.51   $  11.28   $  17.23   $  16.42
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     43.06%    (23.72)%     1.57%     10.08%     36.71%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $375,847   $221,015   $276,788   $367,278   $373,638
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.79%      0.76%      0.77%      0.84%      0.87%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.79%      0.76%      0.77%      0.84%      0.87%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.79%      0.76%      0.74%      0.81%      0.83%
 Ratios of net investment income (loss) to average
   net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.27%      0.24%      0.41%      0.01%     (0.36)%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.27%      0.24%      0.44%      0.04%     (0.32)%
 Portfolio turnover rate..........................     83.46%     52.35%     94.86%    154.61%    113.01%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   8.39   $  10.95   $  13.98   $  17.61   $  20.61
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (loss)(1)..................      0.10+      0.07       0.05       0.11       0.22
 Net realized and unrealized gain (loss) on
   investments....................................      2.25      (2.57)     (2.26)     (2.66)     (0.06)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      2.35      (2.50)     (2.21)     (2.55)      0.16
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.06)     (0.06)     (0.10)     (0.20)     (0.27)
 Distributions from net realized gains on
   investments....................................        --         --      (0.72)     (0.88)     (2.89)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.06)     (0.06)     (0.82)     (1.08)     (3.16)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  10.68   $   8.39   $  10.95   $  13.98   $  17.61
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     28.14%    (22.84)%   (15.74)%   (14.96)%    (0.28)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $648,073   $432,891   $472,712   $442,439   $470,417
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.63%      0.70%      0.69%      0.68%      0.64%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.63%      0.70%      0.69%      0.68%      0.64%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.62%      0.67%      0.68%      0.65%      0.62%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.10%      0.85%      0.67%      0.83%      1.17%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.12%      0.88%      0.68%      0.86%      1.19%
 Portfolio turnover rate..........................     26.89%     60.04%     71.67%    157.89%     56.15%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                               Diversified Bond Fund -- I Shares
                                                     ------------------------------------------------------
                                                                    Year ended December 31,
                                                     ------------------------------------------------------
                                                       2003       2002     2001(3)(4)   2000(4)    1999(4)
                                                     --------   --------   ----------   --------   --------
NET ASSET VALUE
 Beginning of period..............................   $  11.56   $  11.06    $  10.74    $  10.18   $  11.49
                                                     --------   --------    --------    --------   --------
OPERATIONS
 Net investment income(1).........................       0.47+      0.52+       0.57+       0.71       0.65
 Net realized and unrealized gain (loss) on
   investments....................................       0.16       0.45        0.16        0.49      (0.98)
                                                     --------   --------    --------    --------   --------
 Total from investment operations.................       0.63       0.97        0.73        1.20      (0.33)
                                                     --------   --------    --------    --------   --------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.50)     (0.47)      (0.41)      (0.64)     (0.67)
 Distributions from net realized gains on
   investments....................................         --         --          --          --      (0.31)
                                                     --------   --------    --------    --------   --------
 Total distributions..............................      (0.50)     (0.47)      (0.41)      (0.64)     (0.98)
                                                     --------   --------    --------    --------   --------
NET ASSET VALUE
 End of period....................................   $  11.69   $  11.56    $  11.06    $  10.74   $  10.18
                                                     ========   ========    ========    ========   ========
TOTAL RETURN(2)...................................       5.58%      8.97%       6.86%      12.35%     (2.74)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........   $699,392   $628,639    $531,202    $284,479   $254,368
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.55%      0.56%       0.65%       0.62%      0.60%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.55%      0.56%       0.65%       0.62%      0.60%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.55%      0.56%       0.65%       0.62%      0.60%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       4.09%      4.61%       5.18%       7.14%      6.41%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       4.09%      4.61%       5.18%       7.14%      6.41%
 Portfolio turnover rate..........................     197.49%    211.37%     341.70%     163.11%     81.29%
-----------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
(3) The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
(4) Financial information prior to April 27, 2001 is that of Long-Term Bond
    Fund.
+  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

- Write to CitiStreet Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                               [CITISTREET LOGO]
[GLOBE GRAPHIC]

             (C)Copyright 1993-2004 CitiStreet Funds Management LLC

7-PO11-BKT(4/03)jk                Citistreet Funds, Inc., SEC File No. 811-07450

                         [THE CITISTREET FUNDS GRAPHIC]
                                          R SHARES


                                   PROSPECTUS   MAY 1, 2004


                                   - CITISTREET INTERNATIONAL STOCK FUND
                                   - CITISTREET SMALL COMPANY STOCK FUND
                                   - CITISTREET LARGE COMPANY STOCK FUND
                                   - CITISTREET DIVERSIFIED BOND FUND

The Funds offer two classes of shares. This prospectus describes the R Shares class of the Funds (the "Shares"). The Shares are available only through certain qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              PROSPECTUS CONTENTS


Summary of Investment Objectives and Strategies.............    1
Summary of Investment Risks.................................    2
Performance.................................................    3
Fees and Expenses...........................................    5
Investment Objectives, Strategies, and Risks................    6
     CitiStreet International Stock Fund....................    6
     CitiStreet Small Company Stock Fund....................    6
     CitiStreet Large Company Stock Fund....................    7
     CitiStreet Diversified Bond Fund.......................    8
     Temporary Defensive Positions..........................   10
Management of the Funds.....................................   11
Pricing, Purchase, and Redemption of Shares.................   14
     Pricing of Shares......................................   14
     Purchase and Redemption of Shares......................   14
     Distributions..........................................   16
Other Information...........................................   16
     Classes of Shares......................................   16
     Administrative Services Fee............................   16
     Distribution Fee.......................................   16
     Federal Income Taxes...................................   16
     Monitoring for Possible Conflict.......................   17
Financial Highlights........................................   17

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

INTERNATIONAL STOCK FUND

Objective:  Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:   Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

         - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

SMALL COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of smaller companies.

LARGE COMPANY STOCK FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of larger, well-established companies.

DIVERSIFIED BOND FUND

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

Strategy:  Invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

             + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

             + Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.

             + Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.

             + High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

SUMMARY OF INVESTMENT RISKS


     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in the Fund, in which case you would lose part of your investment when you redeemed your shares.


     We describe below some of the risks specific to each Fund.

INTERNATIONAL STOCK FUND

     - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions. All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

SMALL COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

LARGE COMPANY STOCK FUND

     - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

DIVERSIFIED BOND FUND

     -  The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Investment in bonds involves credit risk, the risk that the issuer could default on its obligations and the Fund not recover its investment.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing how each Fund's performance has varied over time and how each Fund's return over time compares to its respective benchmark. The R Shares were first made available on October 1, 2002. The returns shown for the R Shares reflect the historical performance of each Fund's initial class of shares prior to October 1, 2002, restated based on the R Shares fees and expenses. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL STOCK FUND
[BAR CHART]
               [AMOUNTS ARE PERCENTAGES]

1994                                                                             -6.96
1995                                                                             18.69
1996                                                                             21.86
1997                                                                              4.55
1998                                                                             14.29
1999                                                                             31.89
2000                                                                             -8.48
2001                                                                            -21.66
2002                                                                            -22.54
2003                                                                             29.49


Highest Quarterly
  Return:                  20.83 (4th quarter 1999)
Lowest Quarterly
  Return:                 -20.51 (3rd quarter 2002)


                          AVERAGE ANNUAL TOTAL RETURN

                        (FOR THE PERIOD ENDING 12/31/03)



                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            29.49%           39.17%
Past 5 Years:           -1.23%            0.26%
Past 10 Years:           4.22%            4.78%


SMALL COMPANY STOCK FUND
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

1994                                                                               9.4
1995                                                                             31.36
1996                                                                             -3.28
1997                                                                              6.62
1998                                                                             -8.88
1999                                                                             36.23
2000                                                                              9.77
2001                                                                              1.15
2002                                                                            -24.04
2003                                                                             42.64

Highest Quarterly
  Return:                  24.89 (4th quarter 1999)
Lowest Quarterly
  Return:                 -23.19 (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN

                        (FOR THE PERIOD ENDING 12/31/03)



                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            42.64%          45.50%
Past 5 Years:           10.01%           9.40%
Past 10 Years:           8.11%          11.74%

LARGE COMPANY STOCK
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

1994                                                                             -1.19
1995                                                                             38.04
1996                                                                             23.09
1997                                                                             31.12
1998                                                                             15.02
1999                                                                              -0.8
2000                                                                            -15.27
2001                                                                            -16.06
2002                                                                            -23.17
2003                                                                             27.71


Highest Quarterly
  Return:                  15.39 (2nd quarter 2003)
Lowest Quarterly Return:  -17.12 (3rd quarter 2002)


                          AVERAGE ANNUAL TOTAL RETURN

                        (FOR THE PERIOD ENDING 12/31/03)



                        THE FUND   S&P 500 INDEX
Past 1 Year:             27.71%        28.69%
Past 5 Years:            -7.80%        -0.57%
Past 10 Years             5.37%        11.06%


DIVERSIFIED BOND FUND*
[BAR CHART]
                                                       [AMOUNTS ARE PERCENTAGES]

1994                                                                             -5.98
1995                                                                             22.01
1996                                                                              1.22
1997                                                                             11.58
1998                                                                              8.61
1999                                                                              -3.2
2000                                                                             11.87
2001                                                                               6.5
2002                                                                              8.56
2003                                                                              5.24

Highest Quarterly
  Return:                  7.25 (2nd quarter 1995)
Lowest Quarterly Return:  -4.47  (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN

                        (FOR THE PERIOD ENDING 12/31/03)



                                          LEHMAN
                                         BROTHERS
                                        AGGREGATE
                             THE FUND   BOND INDEX
Past 1 Year:                  5.24%        4.11%
Past 5 Years:                 5.73%        6.62%
Past 10 Years:                6.40%        6.95%
* Prior to May 1, 2001, the Diversified Bond Fund
  was named the Long-Term Bond Fund and had an
  objective of investing primarily in long-term
  fixed income securities. The Diversified Bond
  Fund has an objective of investing primarily in
  fixed income securities of varying maturities.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund.


                                                                INT'L     SMALL        LARGE      DIVERSIFIED
                                                                STOCK    COMPANY      COMPANY        BOND
                                                                FUND    STOCK FUND   STOCK FUND      FUND
                                                                -----   ----------   ----------   -----------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                             N/A        N/A          N/A           N/A
    Deferred Sales Charge (Load)                                 N/A        N/A          N/A           N/A
    Sales Charge (Load) on Reinvested Dividends                  N/A        N/A          N/A           N/A
    Redemption Fee                                               N/A        N/A          N/A           N/A
    Exchange Fee                                                 N/A        N/A          N/A           N/A
    Account Fee                                                  N/A        N/A          N/A           N/A
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund
 Assets)
    Management Fees                                             0.74%     0.60%        0.53%         0.44%
    Distribution (12b-1) Fees                                   0.25%     0.25%        0.25%         0.25%
    Other Expenses                                              0.25%     0.29%        0.20%         0.21%
                                                                -----     -----        -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.24%     1.14%        0.98%         0.90%


EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                   INT'L      SMALL        LARGE      DIVERSIFIED
                                                                                   STOCK     COMPANY      COMPANY        BOND
                                                                                    FUND    STOCK FUND   STOCK FUND      FUND
                                                                                   ------   ----------   ----------   -----------
                1 year....................................................         $  127     $  117       $  100       $   92
                3 years...................................................         $  396     $  364       $  314       $  288
                5 years...................................................         $  685     $  631       $  544       $  500
                10 years..................................................         $1,507     $1,392       $1,206       $1,112


You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

CITISTREET INTERNATIONAL STOCK FUND

     Investment Objective. The International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stock (or similar equity-related investments).

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have significant growth in earnings over the long-term.

        + One of the Fund's subadvisers uses a "core" approach, which seeks to maintain a regional balance in investments similar to the Fund's benchmark index.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.

CITISTREET SMALL COMPANY STOCK FUND

     Investment Objective. The Small Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in common stocks (or similar equity-related investments) of smaller companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on small companies that the subadviser expects to have significant growth in earnings over the long term.

        + One of the Fund's subadvisers uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks

         (or similar equity-related investments) of companies with a market value no greater than the largest company in the Russell 2500 Index (measured as of the date of investment). As of February 27, 2004, the largest company in the index had a market capitalization of approximately $7.5 billion.


      -  The Fund may invest in stocks sold in initial public offerings
         ("IPOs").

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.


      - Investing in small company stocks is subject to market capitalization risk, the risk that small company stocks as a group may fall out of favor and not perform as well as stocks of larger companies.


      - Prices of stocks purchased in IPOs may fluctuate more than other stocks.

      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

CITISTREET LARGE COMPANY STOCK FUND

     Investment Objective. The Large Company Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests, under normal circumstances, at least 80% of its investable assets in the stocks (or similar equity-related investments) of larger, well-established companies.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's subadvisers uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + One of the Fund's subadvisers uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.

      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.


      - The Fund invests, under normal circumstances, at least 80% of its investable assets in stocks (or similar equity-related investments) of companies with a market value no less than the smallest company in the S&P 500 Index (measured as of the date of investment). As of March 31, 2004, the smallest company in the S&P Index had a market capitalization of approximately $920 million.


     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.


      - Investing in large company stocks is subject to market capitalization risk, the risk that large company stocks as a group may fall out of favor and not perform as well as stocks of smaller companies.


      - Foreign stocks are subject to the risks described above in connection with the International Stock Fund.

CITISTREET DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. This category includes investment-grade securities with fixed or floating rates, including loan participations and assignments.


      -  U.S. government and agency bonds, including:


        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).


        + Bonds issued by agencies of the United States that carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Government National Mortgage Association, Ginnie
           Mae).

        + Bonds issued by agencies and instrumentalities of the United States that do not carry the full faith and credit guarantee of the United States Government (such as bonds issued by the Federal Home Loan Mortgage Corporation, Freddie Mac, or the Federal National Mortgage Association, Fannie Mae).


      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

      -  The Fund currently uses three separate investment strategies.

        + One of the Fund's three subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds.

        + One of the Fund's subadvisers invests primarily in U.S. investment-grade corporate bonds and U.S. government bonds, but may also invest up to 30% of assets allocated to it in non-U.S. dollar and high-yield bonds.

        + One of the Fund's subadvisers uses an "index" approach, with the objective of matching the performance of the Lehman Brothers Aggregate Bond Index.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will usually decrease in value when interest rates increase.

      - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

        + The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

        + When the economy is performing poorly, more high-yield bonds may default than normal.

        +  High-yield bonds may not trade as often as higher quality bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.


      - CitiStreet Funds Management LLC (the "Manager") has ultimate responsibility for all investment advisory services. It supervises the subadvisers, who make the day-to-day investment decisions for the Funds.


      - Each Fund currently has three subadvisers, one affiliated with Citigroup Inc., one affiliated with State Street Corporation, and one not affiliated with either company. Citigroup Inc. and State Street Corporation indirectly own the Manager. The Manager decides how to allocate each Fund's assets among its subadvisers.

      - Each Fund may change subadvisers or change the agreements with its subadvisers. Although we do not currently intend to do so, the Funds may change their current practice of having three subadvisers per Fund. The Fund can make many of these subadviser changes without shareholder approval. For example, the Fund can add subadvisers not affiliated with the Manager without shareholder approval, but the Fund will send you a notice within 90 days of such a change. If shareholder approval is required, the Fund will send you a proxy statement describing the proposed change.


     The following chart lists each Fund's current subadviser(s), the total investment advisory fees the Fund paid in 2003 as a percentage of the Fund's average net assets, and the maximum total advisory fees the Fund is permitted to pay, also as a percentage of average net assets.



                                                                                                   MAXIMUM
                                                                             TOTAL ADVISORY      PERMISSIBLE
          FUND                             SUBADVISER(S)                      FEES IN 2003       ADVISORY FEE
          ----                             -------------                     --------------      ------------
International Stock Fund      Bank of Ireland Asset Management (U.S.)             0.74%              0.80%
                                            Limited and
                                Citigroup Asset Management Limited
                                  and SSgA Funds Management, Inc.
Small Company Stock Fund       TCW Investment Management Company and              0.60%              1.05%
                              Travelers Investment Management Company
                                  and SSgA Funds Management, Inc.
Large Company Stock Fund      Wellington Management Company, LLP and              0.53%              0.70%
                                   Smith Barney Fund Management
                                  and SSgA Funds Management, Inc.
 Diversified Bond Fund           Western Asset Management Company                 0.44%              0.60%
                             and Salomon Brothers Asset Management Inc
                                  and SSgA Funds Management, Inc.


     Information about the Manager and about each of the Subadvisers appears below.

     CITISTREET FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager is an indirect wholly-owned subsidiary of CitiStreet LLC, which is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.


     BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED ("BIAM") serves as subadviser for the International Stock Fund. It is an indirect wholly-owned subsidiary of Bank of Ireland, an Irish corporation. Its head offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at 75 Holly Hill Lane, Greenwich, CT 06830. Bank of Ireland established its worldwide investment management operations, BIAM, in 1966 and currently manages over $71 billion in global securities for a variety of clients in the United States and abroad. BIAM (U.S.) was established in 1987 to provide services to North American investors and opened its U.S. office in 1988. As of December 31, 2003, BIAM (U.S.) has over $28 billion under management on behalf of its U.S. and Canadian clients. BIAM's Strategy Group makes all the investment decisions for the portion of the International Stock Fund managed by BIAM, and no person(s) is primarily responsible for making recommendations to that Group.



     CITIGROUP ASSET MANAGEMENT LIMITED ("CAML") serves as one of the subadvisers for the International Stock Fund. Its principal offices are at Citigroup Centre, Canda Square, Canary Wharf, London, England E14 5LB. CAML is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors. As of December 31, 2003, CAML managed approximately $26 billion. The following individual is responsible for the day-to-day management of the portion of the International Stock Fund managed by CAML:



     Michael P. McElroy is CAML's Head of Global Equity Investment and has been with CAML since 2000. Prior to 2000, he was Director of Quantitative Research and a Senior Portfolio Manager for Independent Investment Associates, Inc. He has had responsibility for the International Stock Fund since 2002.



     SALOMON BROTHERS ASSET MANAGEMENT INC ("Salomon Brothers") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Salomon Brothers is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Salomon Brothers managed more than $65 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Salomon Brothers:



     Peter Wilby is a Managing Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.



     David Torchia has been a Managing Director of Salomon Brothers since January 1999. Prior to that time, Mr. Torchia was a Director of Salomon Brothers. He has had responsibility for the Diversified Bond Fund since 2001.



     SMITH BARNEY FUND MANAGEMENT LLC ("Smith Barney") serves as one of the subadvisers for the Large Company Stock Fund. Its corporate offices are at 399 Park Avenue, New York, NY 10022. Smith Barney is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Smith Barney managed more than $115 billion of money market and mutual fund assets. The following individuals are responsible for the day-to-day management of the portion of the Large Company Stock Fund managed by Smith Barney:



     Tom Vandeventer and Alan Blake are both Managing Directors of Smith Barney. They have had responsibility for the Large Company Stock Fund since 2002.



     SSGA FUNDS MANAGEMENT, INC. ("SSgA") serves as one of the subadvisers to the Large Company Stock Fund, Small Company Stock Fund, Diversified Bond Fund and the International Stock Fund. SSgA is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, and is an affiliate of State Street Corporation and is an affiliate of the Manager. As of December 31, 2003, SSgA had approximately $92.2 billion in assets under management and is part of a group of companies that manages approximately $1.1 trillion. SSgA uses a team approach in the day-to-day management of its share of the Fund's assets.

     TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as one of the subadvisers for Small Company Stock Fund. Its principal offices are at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, TCW and its affiliates had approximately $90 billion under management or committed for management in various fiduciary and advisory capacities. The following individual is responsible for the day-to-day management of the portion of the Fund managed by TCW:



     Diane E. Jaffee, CFA has served as a portfolio manager for TCW and its predecessors since 1995. Ms. Jaffee has had responsibility for the Small Company Stock Fund since 1997.



     TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO") serves as one of the subadvisers for the Small Company Stock Fund. TIMCO's principal offices are at 100 First Stamford Place, Stamford, Connecticut 06902. TIMCO is a subsidiary of Citigroup Inc. and is an affiliate of the Manager. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, TIMCO managed approximately $5 billion. The following individual is responsible for the day-to-day management of the portion of the Small Company Stock Fund managed by TIMCO:



     Sandip Bhagat is the President and Chief Investment Officer of TIMCO. Mr. Bhagat has had responsibility for the Small Company Stock Fund since 2003.



     WELLINGTON MANAGEMENT COMPANY, LLP ("Wellington Management") serves as one of the subadvisers for the Large Company Stock Fund. Its offices are at 75 State Street, Boston, MA 02109. It serves as an investment adviser to a variety of institutional investors, including mutual funds. As of December 31, 2003, Wellington Management managed more than $393 billion of assets. The day-to-day management of the portion of the Large Company Stock Fund managed by Wellington Management is the responsibility of a team of Wellington Management's global industry analysts.



     WESTERN ASSET MANAGEMENT COMPANY ("Western") serves as one of the subadvisers for the Diversified Bond Fund. Its corporate offices are at 117 East Colorado Boulevard, Pasadena, CA 91105. Western serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 2003, Western managed more than $148 billion of assets. The day-to-day management of the portion of the Diversified Bond Fund managed by Western is the responsibility of the Western Asset Investment Strategy Group.

PRICING, PURCHASE, AND REDEMPTION OF SHARES

PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.


        + We generally value a foreign security using the closing prices on the exchange on which the security trades (converted to U.S. dollars at the current rate we obtain from a recognized bank or dealer), unless, as noted below, we determine to use fair value pricing.


        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value under our established procedures. We may also use fair value pricing if we determine that the market quotation is not reliable. For example, we may use fair value pricing for a foreign security if a significant event affecting its value occurs between the closing of the exchange and the time the Fund values its shares.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.


        + Liabilities include the Fund's unpaid expenses (such as the investment advisory fees), which we compute daily.


      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once each day that the New York Stock Exchange ("NYSE") is open for trading, as of the closing of regular trading on the NYSE, which is generally 4:00 p.m. New York City time.


PURCHASE AND REDEMPTION OF SHARES



     You may invest in the Funds only through certain qualified retirement plans, including arrangements and plans under section 403(b) or 457(b) of the Internal Revenue Code ("retirement plans"). Therefore, the Funds sell the shares offered by this prospectus only to trusts related to retirement plans.



     You should ask your employer, plan administrator, or plan recordkeeper for information about procedures for investment directions under your retirement plan.



     We sell shares of a Fund at the share price first set after receipt of the purchase order. Currently, a purchase order is deemed received by the Fund when received by the retirement plan's recordkeeper. The Funds charge no sales charge on the purchase of shares.

     The Funds redeem shares for money, within seven days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price after receipt of a proper request for redemption. The Funds do not charge any redemption charge. We may suspend the right to redeem shares or to receive payment if: the SEC tells us that trading on the NYSE is restricted; the NYSE is closed (other than customary weekend and holiday closings); the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or the SEC orders the suspension to protect shareholders of a Fund. The Funds' redemption rules apply to a Fund's payment to the retirement plan trust; your retirement plan has further provisions concerning how a redemption is credited under your retirement plan and when you receive a plan distribution.



     The Funds have a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts in any Fund that could disrupt orderly management of the Funds' investment portfolio ("disruptive trading"). The Funds are not designed to provide investors with the means of speculating on short-term market movements. Disruptive trading by investors may, under some circumstances, require a Fund to invest more than otherwise appropriate amounts of assets in money-market instruments, cause a Fund prematurely to liquidate certain investments at unfavorable prices, negatively affect the Funds' performance, and increase transaction costs for all investors. Similarly, arbitrage of the changing value of a Fund's assets between daily pricing may dilute the value of investments held by long-term investors.



     Because insurance companies (which may invest in another class of Fund shares) and recordkeepers maintain the participant or individual investor records and submit to the Funds only aggregate orders combining the transactions of many such investors, the Funds by themselves generally cannot monitor trading by particular investors. Instead, the Funds can implement their policy of deterring disruptive trading only in cooperation with the insurance companies and recordkeepers, by, for example, reviewing the procedures used by the insurance companies and recordkeepers to identify and deter disruptive trading. Because actions taken to deter disruptive trading may vary, the trading procedures in place may vary depending on the insurance company or recordkeeper for the retirement plan or variable contract. Although the Funds will endeavor to ensure that each insurance company or recordkeeper has policies and procedures to identify and deter disruptive trading, the Funds cannot guarantee the success of such procedures.



     The Funds reserve the right to refuse to sell shares to a retirement plan if such sales are not in the Funds' best interests. For example, a Fund may reject all or part of a purchase order from a retirement plan when the order (or a portion of it) might be due to disruptive trading or might be an attempt to arbitrage the changing value of a Fund's assets between daily pricings.

DISTRIBUTIONS


     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

CLASSES OF SHARES

     Each Fund currently offers two classes of shares, one of which, the R Shares, is offered by this prospectus. R Shares are available only in connection with investments under certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code) that require a fee from Fund assets to procure distribution and administration services to plan participants. The other class, I Shares, are offered only in connection with investments under variable annuity contracts, variable life insurance contracts, and certain qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code).

ADMINISTRATIVE SERVICES FEE

     The Manager receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Shares. The Manager expects to use all or a significant portion of this fee to compensate retirement plan service providers for providing these services to plan participants.

DISTRIBUTION FEE

     Under a distribution and service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Shares may pay CitiStreet Equities LLC, the Funds' distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Funds. Under the terms of the plan, the Funds are authorized to make payments to CitiStreet Equities LLC for remittance to retirement plan service providers, brokers and other financial intermediaries, as compensation for distribution and shareholder services performed by such entities. Because 12b-1 fees are paid out of the Shares assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

FEDERAL INCOME TAXES

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

FINANCIAL HIGHLIGHTS

     The financial highlights table is meant to help you understand the Funds' financial performance since the R Shares commenced operations on October 1, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG LLP has audited the information, and its report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.

Financial Highlights

CitiStreet Funds, Inc.


                                                                 International Stock Fund -- R Shares
                                                              -------------------------------------------
                                                                                    For the period
                                                               Year ended          October 1, 2002
                                                              December 31,   (commencement of operations)
                                                                  2003           to December 31, 2002
                                                              ------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................     $ 9.27                 $ 8.67
                                                                 ------                 ------
OPERATIONS
 Net investment income (loss)(1)............................       0.01+                 (0.01)
 Net realized and unrealized gain on investments............       2.71                   0.61
                                                                 ------                 ------
 Total from investment operations...........................       2.72                   0.60
                                                                 ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................      (0.07)                    --
 Distributions from net realized gains on investments.......         --                     --
                                                                 ------                 ------
 Total distributions........................................      (0.07)                    --
                                                                 ------                 ------
NET ASSET VALUE
 End of period..............................................     $11.92                 $ 9.27
                                                                 ======                 ======
TOTAL RETURN(2).............................................      29.49%                  6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................     $3,793                 $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements)..........................................       1.24%                  1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       1.24%                  1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       1.24%                  1.25%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.20%                 (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.20%                 (0.51)%(3)
 Portfolio turnover rate....................................      48.31%                 54.15%(4)
---------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 + Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                    Small Company Stock Fund -- R Shares
                                                              ------------------------------------------------
                                                                                         For the period
                                                                                        October 1, 2002
                                                                 Year Ended       (commencement of operations)
                                                              December 31, 2003       to December 31, 2002
                                                              -----------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................       $ 8.50                    $8.19
                                                                   ------                    -----
OPERATIONS
 Net investment income(1)...................................        (0.01)+                   0.01
 Net realized and unrealized gain on investments............         3.63                     0.30
                                                                   ------                    -----
 Total from investment operations...........................         3.62                     0.31
                                                                   ------                    -----
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.00)(5)                   --
 Distributions from net realized gains on investments.......           --                       --
                                                                   ------                    -----
 Total distributions........................................        (0.00)                      --
                                                                   ------                    -----
NET ASSET VALUE
 End of period..............................................       $12.12                    $8.50
                                                                   ======                    =====
TOTAL RETURN(2).............................................        42.64%                    3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................       $2,916                    $   1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         1.14%                    1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................         1.14%                    1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         1.14%                    1.11%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................        (0.10)%                   0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................        (0.10)%                   0.20%(3)
 Portfolio turnover rate....................................        83.46%                   52.35%(4)
--------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
(5) Amount is less than $.01 per share.
 +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Large Company Stock Fund -- R Shares
                                                              -----------------------------------------------
                                                                                        For the period
                                                                 Year ended            October 1, 2002
                                                                December 31,     (commencement of operations)
                                                                    2003             to December 31, 2002
                                                              ----------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................       $ 8.38                   $ 7.76
                                                                   ------                   ------
OPERATIONS
 Net investment income(1)...................................         0.04+                    0.01
 Net unrealized and unrealized gain on investments..........         2.28                     0.61
                                                                   ------                   ------
                                                                     2.32                     0.62
                                                                   ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.06)                      --
 Distributions from net realized gains on investments.......           --                       --
                                                                   ------                   ------
 Total distributions........................................        (0.06)                      --
                                                                   ------                   ------
NET ASSET VALUE
 End of period..............................................       $10.64                   $ 8.38
                                                                   ======                   ======
TOTAL RETURN(2).............................................        27.71%                    7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................       $6,516                   $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         0.98%                    1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................         0.98%                    1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         0.96%                    1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         0.72%                    0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         0.74%                    0.59%(3)
 Portfolio turnover rate....................................        26.89%                   60.04%(4)
-------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Diversified Bond Fund -- R Shares
                                                              -------------------------------------------
                                                                                    For the period
                                                               Year ended          October 1, 2002
                                                              December 31,   (commencement of operations)
                                                                  2003           to December 31, 2002
                                                              ------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................     $11.55                 $11.32
                                                                 ------                 ------
OPERATIONS
 Net investment income(1)...................................       0.23+                  0.11+
 Net realized and unrealized gain on investments............       0.36                   0.12
                                                                 ------                 ------
 Total from investment operations...........................       0.59                   0.23
                                                                 ------                 ------
DISTRIBUTIONS
 Dividends from net investment income.......................      (0.49)                    --
 Distributions from net realized gains on investments.......         --                     --
                                                                 ------                 ------
 Total distributions........................................      (0.49)                    --
                                                                 ------                 ------
NET ASSET VALUE
 End of period..............................................      11.65                 $11.55
                                                                 ======                 ======
TOTAL RETURN(2).............................................       5.24%                  2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................     $7,898                 $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.90%                  0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       0.90%                  0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.90%                  0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       3.54%                  3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       3.54%                  3.94%(3)
 Portfolio turnover rate....................................     197.49%                211.37%(4)
---------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayment and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
+  Calculated using the average share method.

  WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about CitiStreet Funds, Inc. free upon request, including the following:

The ANNUAL REPORT TO SHAREHOLDERS and SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Funds' performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the last year.

The STATEMENT OF ADDITIONAL INFORMATION contains additional information about CitiStreet Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about CitiStreet Funds, Inc.:

-  Call 1-800-242-7884.

- Write to CitiStreet Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

To request other information about CitiStreet Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

- You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

- You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

- You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                         [THE CITISTREET FUNDS GRAPHIC]

                             CITISTREET FUNDS, INC.

                                    I SHARES

                                    R SHARES

                       CITISTREET LARGE COMPANY STOCK FUND

                       CITISTREET SMALL COMPANY STOCK FUND

                       CITISTREET INTERNATIONAL STOCK FUND

                        CITISTREET DIVERSIFIED BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

CitiStreet Funds, Inc. is a diversified open-end management investment company that is currently made up of four different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock representing an interest in that Fund. The Funds have two classes of shares, I Shares and R Shares. The I Shares are available only through certain variable annuity contracts, variable life insurance contracts, and qualified retirement plans (including arrangements under Section 403(b) of the Internal Revenue Code). The R Shares are only available through certain qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code).

This statement of additional information is not a prospectus. You should read it in conjunction with the CitiStreet Funds, Inc. prospectus dated May 1, 2004 for the applicable class, I Shares or R Shares. You may obtain the prospectus without charge by writing to CitiStreet Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, or by calling 1-800-242-7884. This statement of additional information incorporates portions of the accompanying Annual Report.

                             CitiStreet Funds, Inc.
                         Two Tower Center, P.O. Box 1063
                      East Brunswick, New Jersey 08816-1063
                            Telephone: (800) 242-7884

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                Table of Contents

                                                                            PAGE

Investment Objectives And Programs .....................................      4
          Equity Securities ............................................      4
                  Preferred Stocks, Convertible Securities, and Warrants      4
                  Depository Receipts ..................................      4
          Debt Securities ..............................................      4
                  Mortgage-Related Securities ..........................      5
                  Asset-Backed Securities ..............................      6
                  Loan Participations and Assignments ..................      6
                  Additional Types of High-Yield Debt Securities .......      6
         Options .......................................................      8
                  Options on Equity Securities .........................      8
                  Options on Stock Indices .............................     11
                  Options on Debt Securities ...........................     14
                  Options on Foreign Currencies ........................     16
         Futures Contracts .............................................     17
                  Stock Index Futures Contracts ........................     18
                  Interest Rate Futures Contracts ......................     19
                  Foreign Currency Futures Contracts ...................     20
                  Options on Futures Contracts .........................     20
         Forward Foreign Currency Exchange Contracts ...................     21
         Illiquid Securities ...........................................     24
         Short Sales Against the Box ...................................     24
         When-Issued and Delayed Delivery Securities ...................     24
         Lending of Portfolio Securities ...............................     24
         Temporary Defensive Positions .................................     25
         Money Market Instruments ......................................     25
         Ratings of Debt Securities ....................................     26
         Ratings of Commercial Paper ...................................     30
Investment Restrictions ................................................     31

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Management Of The Funds.................................................     34
         The Company....................................................     34
         Directors and Officers.........................................     35
         Committees.....................................................     37
         Director Compensation and Share Ownership......................     38
         Investment Advisers............................................     39
                  Structure.............................................     39
                  Control...............................................     42
                  Fees..................................................     44
         Other Service Providers........................................     47
         Codes of Ethics................................................     48
         Proxy Voting...................................................     48
Portfolio Transactions..................................................     49
Net Asset Value Of Shares...............................................     54
Taxes...................................................................     55
Ownership Of Shares.....................................................     57
Financial Statements....................................................     57
Appendix A - Proxy Voting Policies and Procedures.......................     58

                                                          CITISTREET FUNDS, INC.

                                             STATEMENT OF ADDITIONAL INFORMATION


                       Investment Objectives and Programs

The investment objectives of the various Funds, their strategies for achieving those objectives, and the associated risks are described in the prospectus. This section supplements that description.

EQUITY SECURITIES

PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND WARRANTS

Each Fund may invest in preferred stocks and convertible securities. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before common stockholders but after debt holders. Convertible securities are debt or preferred stock which are convertible into or exchangeable for common stock. In addition, each Fund may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years).

DEPOSITORY RECEIPTS

Each Fund may invest in foreign equity securities. In some cases, the Funds might not purchase securities on the principal market. For example, the Funds may purchase American Depository Receipts ("ADRs"). ADRs are registered receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Funds may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment described in the prospectus, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, and may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Funds may likewise utilize European Depository Receipts ("EDRs"), which are similar instruments, in bearer form, designed for use in the European securities markets.

DEBT SECURITIES

MORTGAGE-RELATED SECURITIES

The Diversified Bond Fund may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed-income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is not applicable to most other fixed-income securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

The Fund may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards set forth above for corporate debt. The issuer's obligation may vary but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.

The Fund may utilize mortgage roll transactions. In a mortgage roll transaction, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold, but it benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the portfolio manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

period during the time it agrees to the forward purchase of the mortgage securities in the settlement date, the securities decline in value due to market conditions or prepayments on the underlying mortgages.

ASSET-BACKED SECURITIES

The Diversified Bond Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Diversified Bond Fund may invest in fixed and floating rate loans, which investments generally will be in the form of loan participations or loan assignments. Participations and assignments involve special types of risks, including credit risks, interest rate risks, liquidity risks, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. For purposes of the Funds investment policies and restrictions, loan participations and assignments will be treated as fixed income securities and thus will count toward the Fund's policy of investing at least 80% of its investable assets in certain fixed income securities. In addition, if a loan participation or assignment is rated less than investment grade, or determined by the Portfolio Manager to be of such a quality, it will be included in considering the Fund's percentage limit on investments in high-yield bonds.

ADDITIONAL TYPES OF HIGH-YIELD DEBT SECURITIES

In furtherance of its investment objectives, the Diversified Bond Fund may invest in the following specialized types of high-yield instruments. The Fund may invest up to 15% of its assets in high-yield debt securities, which may include those described below.

Zero Coupon Bonds. Zero coupon bonds do not pay interest for several years, and then pay full coupon interest until maturity. These bonds are sold at a substantial original issue discount equal to the missing interest payment compounded at the coupon rate. Zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, while giving the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds bear special risks beyond those ordinarily associated with high-yield securities. Because the bonds' cash flows are deferred and because the bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds and may be more greatly affected by interest rate changes.

Step-up Bonds. Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay a low initial interest rate for several years and then pay a higher rate until maturity. They are also issued at an original issue discount, and bear similar risks to those associated with zero coupon bonds, although generally to a lesser degree.

Pay-in-kind Bonds. Pay-in-kind ("PIK") bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Interest rate changes tend to affect the market prices of PIK bonds to a greater extent than securities that pay interest in cash.

Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains by the Fund. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

Increasing Rate Notes. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument, because the increasing rate provides an incentive for the issuer to refinance with longer-term debt. Thus, principal is likely to be repaid more quickly than with other types of high-yield securities, and it may not be possible for a Fund to reinvest the proceeds at the same rates.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


OPTIONS

Each Fund may write (i.e., sell) options under certain limitations described below. In general, (1) any Fund may purchase and write (i.e., sell) put and call options on stocks or stock indices that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (2) any Fund other than the Small Company Stock and the Large Company Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York; and (3) any Fund may purchase and write (i.e., sell) put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. The Funds will only write covered options, as explained below. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options are primarily used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Writing covered put options also involves the risk of not being able to effect closing transactions at favorable prices or losing part or all of the securities used for cover if the price of the underlying security falls below the exercise price. Purchasing put or call options involves the risk of losing the entire premium (i.e., purchase price of the option).

OPTIONS ON EQUITY SECURITIES

The Funds may purchase and write (i.e., sell) put and call options on equity securities that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option. The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option is "covered" if: (1) the Fund owns the security underlying the option; or
(2) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration for which cash or liquid securities is held in a segregated account) upon conversion or exchange of other securities held in its portfolio; or (3) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash or liquid securities.

A Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (1) the Fund holds in a segregated account cash or liquid securities of a value equal to the strike price; or (2) the Fund holds on a share-for-share basis a put on the same security as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

A Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) of which the put may be sold.

A Fund may purchase call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Similarly, the holder of an option may liquidate his or her position by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund may effect closing sale and purchase transactions. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

A Fund's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


(or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facility of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES

The Funds may purchase and sell (i.e., write) put and call options on stock indices traded on national securities exchanges or listed on NASDAQ. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

A Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash or other liquid securities with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If at the close of business on any day the market value of such cash or liquid securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or liquid securities equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate or pledge to the broker as collateral cash or liquid securities equal in value to the amount by which the call is in-the-money times the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the segregated cash or liquid securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

A Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (1) the Fund holds in a segregated account cash or liquid securities of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account.

A Fund may purchase put and call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A Fund may effect closing sale and purchase transactions, as described above in connection with options on equity securities.

The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.



12
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. No Fund will purchase or sell any index option contract unless and until, in the subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Price movements in a Fund's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


(times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON DEBT SECURITIES

The International Stock and the Diversified Bond Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as explained in connection with options on equity securities, except that, in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the subadviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

A Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid securities equivalent to the amount, if any, by which the put is in-the-money. Each Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

A Fund may purchase "protective puts" in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 8.

A Fund may also purchase call options on debt securities for hedging or investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Funds will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

As explained in ILLIQUID SECURITIES on page 24, no Fund may invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the Fund sells OTC options only to qualified dealers who agree that the Fund may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Funds' purchase and sale of exchange-traded options on debt securities will be subject to the risks described in OPTIONS ON EQUITY SECURITIES on page 8.

OPTIONS ON FOREIGN CURRENCIES

The Funds may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade to hedge against unfavorable changes in exchange rates and to facilitate transactions involving foreign securities. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

A Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, a Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

If, on the other hand, a subadviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A Fund's successful use of currency exchange options on foreign currencies depends upon the subadviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. A Fund's ability to establish and maintain positions will depend on market liquidity. The ability of a Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

FUTURES CONTRACTS

Each Fund may enter into futures contracts and options thereon under certain limitations described below. In general, (1) any Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) the International Stock and Diversified Bond Funds may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting their exposure to the market. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments, such as Eurodollar futures and related options). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


in the contract and in the securities being hedged; and (6) potential losses in excess of the amount invested in the futures contracts themselves.

STOCK INDEX FUTURES CONTRACTS

To the extent permitted by applicable regulations, the Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, a Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

A Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of a Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion.

INTEREST RATE FUTURES CONTRACTS

To the extent permitted by applicable regulations, the International Stock and Diversified Bond Funds may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The Funds will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

A Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. A Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. To the extent permitted by applicable federal regulations, a Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its fixed-income portfolio.

A Fund's successful use of interest rate futures contracts depends upon the subadviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to a Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities a Fund intends to hedge or acquire and the interest rate futures contracts available to it, a Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described in STOCK INDEX FUTURES CONTRACTS on page 18.

FOREIGN CURRENCY FUTURES CONTRACTS

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


To the extent permitted by applicable regulations, a Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. See STOCK INDEX FUTURES CONTRACTS on page 18 for a general description of futures contracts. A Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. To the extent permitted by federal regulations, a Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in portfolio management.

The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. A Fund's successful use of foreign currency futures contracts depends upon the subadviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed more fully under OPTIONS ON FOREIGN CURRENCIES on page 16 and STOCK INDEX FUTURES CONTRACTS on page 18.

OPTIONS ON FUTURES CONTRACTS

The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, each of the Funds may enter into forward contracts to purchase or sell foreign currencies. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the currency increase. Similarly, although such instruments are used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will be accurately predicted, thus adversely affecting the Fund's total return.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. The Funds will use forward foreign currency exchange contracts strictly for hedging purposes and to facilitate the purchase and sale of foreign securities.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Additionally, when a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important that the subadvisers have the flexibility to enter into such forward contracts when it is determined that the best interests of the Funds will thereby be served. A Fund will place cash or liquid, high-grade equity or debt securities into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

No Fund may invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions of resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading markets in such securities.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


SHORT SALES AGAINST THE BOX

The Funds may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. government securities in an amount equal to such consideration must be put in a segregated account.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed delivery basis (i.e., when delivery and payment take place later than the normal settlement period after the date of the transaction). A Fund will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition it could, as with the disposition of any other Fund security, incur a gain or loss due to market fluctuations. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


TEMPORARY DEFENSIVE POSITIONS

As discussed in the prospectus, each Fund may, at times, adopt a temporary defensive position. In such instances, the Fund may invest a greater proportion of its assets than normal in money market instruments, which are described below, and in investment-grade short-term debt instruments.

MONEY MARKET INSTRUMENTS

Bank Obligations. Bank obligations include certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, foreign offices of foreign banks, savings and loan associations, or savings banks. Certificates of deposit are certificates evidencing the indebtedness of a bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits in a bank for a fixed period of time. Certificates of deposit include both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are dollars deposited in banks outside the United States.

Commercial Paper. Commercial paper is a high-quality short-term promissory note of a large corporation issued to finance its current obligations. The Funds may invest in commercial paper which at the time of the investment is (1) rated in the two highest categories by Moody's (Prime-1 and Prime-2) or by S&P (A-1 and A-2), or (2) unrated but determined by the subadviser to be of comparable quality.

Repurchase Agreements. When a Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of the money for the period. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Funds intend only to use the reverse repurchase technique when it appears to be to their advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Fund's securities. The Fund will maintain in a separate account securities of the Fund that have a value equal to or greater than the Fund's commitments under reverse repurchase agreements. The value of the securities subject to reverse purchase agreements will not exceed 10% of the value of the Fund's total assets.

RATINGS OF DEBT SECURITIES

Investment-grade bonds are debt securities that have been rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), e.g., corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("S&P") at the time of purchase. Investment-grade bonds also include unrated debt securities that a Fund's subadviser determines to be of comparable quality. High-yield debt (also know as "junk bonds") are, in contrast, generally rated below investment grade by NRSROs -- for

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


example, ratings of Ba or lower by Moody's or of BB or lower by S&P. High-yield debt also includes unrated debt securities that a Fund's subadvisers determines to be of comparable quality.

A description of Moody's and S&P's ratings follows.

Moody's Investors Service, Inc.

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. A - Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

BAA - Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Standard & Poor's Corporation

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:

- Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

-     Nature of and provisions of the obligation; and


- Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. As discussed in greater detail below, while such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.


B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Corporation

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




                             Investment Restrictions

Certain investment restrictions are fundamental to the operations of CitiStreet Funds, Inc. and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

As a result of these restrictions, none of the Funds will:

1. Buy or sell real estate, although the Funds may buy and sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate.

2. Buy or sell commodities or commodity contracts, except that the Funds may purchase and sell futures contracts and related options.

3. Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.

4. Issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.

5. Lend money, except (a) that loans of up to 10% of the value of each Fund may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock; and (b) each Fund may lend money to another Fund or other affiliated investment company as permitted under the Investment Company Act of 1940 and rules thereunder

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      or by SEC order, SEC release, no-action letter, or similar relief or interpretations. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be 'loans' for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.

6. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Fund securities and with loans that a Fund may make pursuant to item 5 above.

7. Purchase securities of a company in any industry if, as a result of the purchase, a Fund's holdings of securities issued by companies in that industry would exceed 25% of the value of the Fund, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

The following restrictions are non-fundamental investment policies, which means that the Board of Directors may change them without shareholder approval:

      No Fund will acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition, or reorganization.

      No Fund will make a short sale of securities or maintain a short position, except that the International Stock Fund, the Small Company Stock Fund, and the Large Company Stock Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

The Board of Directors has adopted the following non-fundamental investment policies: (1) the CitiStreet International Stock Fund will invest, under normal circumstances, at least 80% of the value of its assets in stock (or similar equity-related investments); (2) the CitiStreet Small Company Stock Fund will invest, under normal circumstances, at least 80% of the value of its

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


assets in stock of small companies (or similar equity-related investments); (3) the CitiStreet Large Company Stock Fund will invest, under normal circumstances, at least 80% of the value of its assets in stock of large companies (or similar equity-related investments); and (4) the CitiStreet Diversified Bond Fund will invest, under normal circumstances, at least 80% of the value of its assets in bonds and other fixed income instruments. The Board of Directors may change these policies without shareholder approval, but, if it does, it will provide notice to shareholders of the affected Fund(s) at least 60 days prior to any change in accordance with applicable SEC requirements.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                             Management of the Funds

THE COMPANY

CitiStreet Funds, Inc., formerly American Odyssey Funds, Inc. (the "Company") was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end diversified management investment company, commonly known as a "mutual fund." It is currently made up of four different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues two separate classes of capital stock. Thus, the Company issues the following classes of capital stock: (1) CitiStreet Large Company Stock Fund I Shares; (2) CitiStreet Small Company Stock Fund I Shares; (3) CitiStreet International Stock Fund I Shares; (4) CitiStreet Diversified Bond Fund I Shares; (5) CitiStreet Large Company Stock Fund R Shares; (6) CitiStreet Small Company Stock Fund R Shares;
(7) CitiStreet International Stock Fund R Shares; and (8) CitiStreet Diversified Bond Fund R Shares. Each share of capital stock issued with respect to a Fund has no interest in the assets of any other Fund. Each Fund bears its own liabilities and also its proportionate share of the general liabilities of the Company. Each class of shares of each Fund represents an interest in the same assets of the Fund and is identical in all respects except that: each class is subject to differing expenses based on differing service or distribution arrangements and fees; each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its service or distribution arrangements; and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund and/or by each class. Pursuant to current SEC requirements and staff interpretations, insurance companies will vote Fund shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by an insurance company in its general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received by that company. Under state insurance law and federal regulations, there are certain circumstances under which the insurance companies may disregard such voting instructions. If voting instructions are ever ignored, the insurance companies will so

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


advise contract owners in the next semiannual report. The Company currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.

The Company is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory and subadvisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications.

DIRECTORS AND OFFICERS

The affairs of the Company are managed under the direction of its Board of Directors. The Company utilizes a Manager/Subadviser structure for advisory services. The Directors decide upon matters of general policy and review the actions of the Company's investment manager and subadvisers. Pursuant to an order issued by the Securities and Exchange Commission, the Company's Board of Directors may change or add subadvisers, or amend existing subadvisory agreements in certain respects, without shareholder approval. For further information, see INVESTMENT ADVISERS, page 40.

The following tables list the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



INTERESTED DIRECTORS

                                          Term of                                    Number of
                                         Office and                                Portfolios in           Other
                            Position(s)  Length of                                  Fund Complex       Directorships
                            Held with       Time       Principal Occupation(s)     Overseen by            Held by
  Name, Address, and Age      Fund        Served**       During Past 5 Years          Director            Director
  ----------------------      ----        --------       -------------------          --------            --------
Robert C. Dughi*            Chairman      11 years    Chairman of the Board             Four               None
Two Tower Center            of the                    and Chief Executive
East Brunswick, NJ  08816     Board                   Officer, CitiStreet
Age:  56                                              Retirement Services LLC
                                                      and various affiliates.
                                                      Also, Chairman of the
                                                      Board and President of
                                                      CitiStreet Financial
                                                      Services LLC ("CFS") and
                                                      the Manager.

Raymond Martin*              Director     4 years     Vice President,                   Four               None
3 Pine Hill Dr.                                       CitiStreet LLC. Also,
Batterymarch Park III                                 President of CitiStreet
JMB4                                                  Advisors LLC and various
Quincy, MA  02169                                     affiliates; Principal,
Age:  40                                              State Street Capital
                                                      Markets; and Financial
                                                      Services Executive,
                                                      State Street -
                                                      Retirement Investment
                                                      Services Division.

INDEPENDENT DIRECTORS

Linda Walker Bynoe           Director     11 years    President and Chief               Four            Director,
c/o CitiStreet                                        Executive Officer,                                 Angelo &
Two Tower Center                                      Telemat, Ltd.                                   Maxie's, Inc.;
East Brunswick, NJ  08816                             (consulting).                                     Director,
Age:  51                                                                                               Dynegy Inc.;
                                                                                                      Director Simon
                                                                                                     Property Group,
                                                                                                           Inc.

Jane DiRenzo Pigott          Director     11 years    Managing Director, Fuse3          Four               None
c/o CitiStreet                                        Group LLC; prior to
Two Tower Center                                      February 2002; Partner
East Brunswick, NJ  08816                             and Chairperson of the
Age:  47                                              Environmental Law
                                                      Department, Winston &
                                                      Strawn (law firm).

John G. Beam, Jr.            Director     11 years    Chairman of the Board,            Four               None
c/o CitiStreet                                        Acordia of Kentucky,
Two Tower Center                                      Inc. (insurance).
East Brunswick, NJ  08816
Age:  56

Nicholas D. Yatrakis         Director     11 years    Physician in private              Four               None
c/o CitiStreet                                        practice.
Two Tower Center
East Brunswick, NJ  08816
Age:  56

Steven I. Weinstein          Director     11 years    Vice President and                Four               None
c/o CitiStreet                                        Deputy General Counsel,
Two Tower Center                                      Foster Wheeler Ltd.;
East Brunswick, NJ  08816                             From April 1999 to May
Age:  58                                              2001, Vice President and
                                                      Deputy General Counsel,
                                                      Foster Wheeler
                                                      Corporation.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

                                          Term of                                    Number of
                                         Office and                                Portfolios in           Other
                            Position(s)  Length of                                  Fund Complex       Directorships
                            Held with       Time       Principal Occupation(s)     Overseen by            Held by
  Name, Address, and Age      Fund        Served**       During Past 5 Years          Director            Director
  ----------------------      ----        --------       -------------------          --------            --------

Paul S. Feinberg           President      11 years    Executive Vice President          Four               None
Two Tower Center                                      and General Counsel,
East Brunswick, NJ                                    CitiStreet Retirement
08816                                                 Services LLC.  Also,
Age:  61                                              Senior Vice President
                                                      and General Counsel of
                                                      CFS, the Manager and
                                                      various affiliates.

William Valentine          Executive      4 years     Executive Vice                    Four               None
Two Tower Center              Vice                    President, Chief
East Brunswick, NJ         President                  Financial Officer, and
08816                         and                     Treasurer, CitiStreet
Age:  47                   Treasurer                  Retirement Services LLC.
                                                      Also, Senior Vice
                                                      President, Chief Financial
                                                      Officer and Treasurer of
                                                      CFS, the Manager and
                                                      various affiliates. Prior
                                                      to June 2000, Americas
                                                      Operations and Technology
                                                      Head, Citibank The Private
                                                      Bank.

Lori M. Renzulli           Secretary      7 years     Assistant Counsel,                Four               None
Two Tower Center                                      CitiStreet Retirement
East Brunswick, NJ                                    Services LLC and various
08816                                                 affiliates.
Age:  38




* Mr. Dughi and Mr. Martin are "interested" directors as that term is defined under the Investment Company Act of 1940 because they are officers and/or directors of the Company's investment adviser and its affiliates. The other directors are referred to as "independent directors" because they are not "interested" directors as that term is defined under the Investment Company Act of 1940.

** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Company, the Audit Committee and the Governance Committee.

The Audit Committee consists of all of the Independent Directors. The purposes of the Audit Committee are to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and to act as a liaison between the Company's independent auditor and the full Board of Directors. The function of the Audit Committee is oversight; it is Management's responsibility to maintain appropriate systems for accounting and internal control,

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


and the auditor's responsibility to plan and carryout a proper audit. The Audit Committee met three times during the fiscal year ended December 31, 2003.

The Governance Committee consists of all of the Independent Directors. The Governance Committee is responsible for making nominations for new independent directors, periodically reviewing the continued independence of the current Independent Directors, periodically reviewing Director compensation and other corporate governance issues. This Committee does not normally consider Director candidates proposed by shareholders. The Governance Committee met three times during the fiscal year ended December 31, 2003.

DIRECTOR COMPENSATION AND SHARE OWNERSHIP

The chart below lists the compensation paid to Directors during the year 2003. The CitiStreet Funds are the only funds in their fund complex, so the compensation shown in the columns of the chart are the same.

                                                AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM COMPANY
                                                    FROM COMPANY                        AND FUND
    NAME OF DIRECTOR                                 DURING 2003                   COMPLEX DURING 2003
    ----------------                                 -----------                   -------------------

    Robert C. Dughi                                     $0                                  $0
    Raymond Martin                                      $0                                  $0
    Linda Walker Bynoe                                $29,000                             $29,000
    Steven I. Weinstein                               $29,000                             $29,000
    Jane DiRenzo Pigott                               $29,000                             $29,000
    John G. Beam, Jr.                                 $29,000                             $29,000
    Nicholas D. Yatrakis                              $29,000                             $29,000


Fund shares are available only through certain variable life insurance contracts, variable annuity contracts and qualified plans. Fund shares are not available for sale to the general public. As of December 31, 2003, none of the Directors owned any shares in any of the Funds.

Directors do not receive any form of deferred or retirement benefits. None of the compensated directors are members of a board of any mutual fund other than CitiStreet Funds, Inc.

As of December 31, 2003, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each Fund.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


As of December 31, 2003, none of the Independent Directors nor any of their immediate family members owned any securities issued by the Company's investment adviser (including subadvisers) or its principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser (including subadviser) or principal underwriter of the Funds.

INVESTMENT ADVISERS

STRUCTURE

The Company utilizes a Manager/Subadviser structure for advisory services. CitiStreet Funds Management LLC (the "Manager") serves as the overall investment adviser to the Company. The subadvisers perform the actual day-to-day management of the Funds. The Manager monitors the performance of the subadvisers and will recommend changes to the Board of Directors if warranted. For those Funds with more than one subadviser, the Manager allocates the Fund's assets between or among the Fund's subadvisers.

The Company has obtained an order from the Securities and Exchange Commission that permits the Board of Directors to change subadvisers, hire additional subadvisers, or amend existing subadvisory agreements without shareholder approval. The new or amended subadvisory agreements may have different fee structures or rates than the current agreements, subject to the following maximum annual rates expressed as a percentage of average daily net assets:
International Stock Fund, 0.55%; Small Company Stock Fund, 0.80%; Large Company Stock Fund, 0.45%; Diversified Bond Fund, 0.35%. These fees are in addition to the fee paid to the Manager, which is equal to an annual rate of 0.25% of each Fund's average daily net assets. The Board of Directors will approve a Fund's new or amended subadvisory agreement only if the Board determines that doing so is in the best interests of the Fund and its shareholders. In particular, the Board will not approve a new or amended subadvisory agreement that pays a subadvisory fee within these maximums but higher than the Fund currently pays unless the Board determines that the new or amended subadvisory agreement is in the best interest of the Fund and its shareholders. Any subadvisory agreement that would pay a subadvisory fee higher than these maximum rates would require shareholder approval in addition to the Board's approval.

In the event the Board of Directors approves the hiring of a new subadviser for a Fund without shareholder approval, the Company will, within ninety days of the effective date of the subadvisory agreement, send all of that Fund's shareholders an informational statement informing

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


them of the changes. The statement will include information about any changes caused by the addition of the new subadviser, including any applicable changes in fees.

Pursuant to the order obtained from the Securities and Exchange Commission granting the Board of Directors authority to enter into subadvisory agreements without shareholder approval, the Company and the Manager have agreed to comply with the following conditions:

1. Before any Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will be approved by a majority vote of persons having voting rights with respect to the Fund or, in the case of a new Fund whose prospectus contains the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

2. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application. In addition, any such Fund will hold itself out to the public as employing the "manager/subadviser" structure described in the application. The prospectus will prominently disclose that the Manager has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

3. The Manager will provide management and administrative services to the Company and, subject to the review and approval by the Board, will: (i) set each Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of a Fund's assets; (iii) allocate and, when appropriate, reallocate each Fund's assets among subadvisers; (iv) monitor and evaluate subadviser performance; and (v) oversee subadviser compliance with the applicable Fund's investment objective, policies and restrictions.

4. A majority of the Board will be persons who are not "interested persons" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

5. The Company will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" of the Fund (as defined in section 2(a)(3) of the Investment Company Act of 1940, as amended) ("Affiliated Subadviser") other than by reason of serving as

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      subadviser to one or more Funds without such subadvisory agreement, including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

6. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the applicable Fund and persons having voting rights with respect to that Fund and that such change does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

7. No director, trustee, or officer of the Company or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in a subadviser except for ownership of (i) interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager, or (ii) less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

8. Within 90 days of the hiring of any new subadviser, the Manager will furnish persons having voting rights with respect to the appropriate Fund with all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any changes caused by the addition of the new subadviser. To meet this condition, the Manager will provide persons having voting rights with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

The management agreement and all of the subadvisory agreements were last approved by the Board of Directors, including all the Independent Directors, on May 14, 2003. In approving the agreements, the Board considered primarily the nature and quality of the services provided and the overall fairness of the agreements to the Funds (including the fees). Information about the Manager and the subadvisers was provided to the Board in connection with the renewal. In addition, at each periodic Board meeting during the year, the Manager and the subadvisers provide information to the Board relevant to the approval of advisory agreements, including performance updates.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


With respect to the nature and quality of the services provided, the Board considered the performance of each Fund (including performance of each individual subadviser) and compared that information to returns of benchmark indices and relevant peer groups of mutual funds managed by other advisers. Performance information was provided for a variety of time periods, including short-term performance as well as long-term performance. The Board also considered the Manager's experience in supervising subadvisers, including its use of an independent consultant to assist it. The Board also considered the investment personnel and investment approach of the subadvisers, for which detailed presentations were made by the subadvisers during the course of the previous year. The Board also considered the compliance records of the Manager and the subadvisers.

With respect to overall fairness, the Board considered the fee arrangements of the Funds and compared those with expense ratio information for peer groups of mutual funds provided from an independent source. The Board concluded that the management and subadvisory agreements, including the fees, were reasonable.

CONTROL

The Manager is a wholly-owned subsidiary of CitiStreet Retirement Services LLC, which is a wholly-owned subsidiary of CitiStreet LLC, which is jointly owned, 50% by State Street Bank and Trust Company and 50% by Keeper Holdings LLC. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation. Keeper Holdings LLC is owned 81.1% by Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of Citigroup Insurance Holding Corporation, which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of Associated Madison Companies Inc., which is a wholly-owned subsidiary of Citigroup Inc. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings LLC, which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Bank of Ireland Asset Management (U.S.) Limited, one of the subadvisers to the International Stock Fund, is a wholly-owned subsidiary of Bank of Ireland Group PLC, a publicly-traded company.

Citigroup Asset Management Limited ("CAM") is one of the subadvisers to the International Stock Fund. CAM is a wholly-owned subsidiary of Salomon International LLC, which is a wholly-owned subsidiary of Salomon Brothers Holdings, Inc., which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Salomon Brothers Asset Management Inc, one of the subadvisers to the Diversified Bond Fund, is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is a wholly-owned

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Smith Barney Fund Management LLC ("Smith Barney") is one of the subadvisers to the Large Company Stock Fund. Salomon Smith Barney Holdings Inc. is the sole member of Smith Barney. Salomon Smith Barney Holdings Inc. is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

SSgA Funds Management, Inc. ("SSgA"), one of the subadvisers to each of the Funds, is a wholly-owned subsidiary of State Street Corporation, a publicly-traded corporation.

TCW Investment Management Company, one of the subadvisers to the Small Company Stock Fund, is a wholly-owned subsidiary of The TCW Group, Inc., which is a wholly-owned subsidiary of Societe Generale Asset Management S.A., a wholly-owned subsidiary of Societe Generale, S.A., an international commercial and investment bank headquartered in France.

Travelers Investment Management Company ("TIMCO") is one of the subadvisers to the Small Company Stock Fund. TIMCO is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-traded company.

Wellington Management Company, LLP, one of the subadvisers to the Large Company Stock Fund, is a limited liability partnership.

Western Asset Management Company, one of the subadvisers to the Diversified Bond Fund, is a wholly-owned subsidiary of Legg Mason, Inc.

FEES

Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadviser(s) directly, at the rates described below. Prior to May 1, 1998, the Manager paid each of the subadvisers out of the fees it received from the Funds. The Manager's fees (prior to any

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


adjustment for the expense limitation agreement) at that time were equal to an annual rate of the amount the Manager paid each subadviser plus 0.25% of each Fund's average daily net assets. Thus, prior to May 1, 1998, the Manager's net fee for each Fund, after paying the subadviser(s) for that Fund, but prior to any adjustment for the expense limitation agreement, was 0.25% of that Fund's average net assets.

Each Fund pays its subadviser (or, for any Fund with more than one subadviser, each of its subadvisers) a fee that is computed daily and paid monthly at the annual rates specified below based on the value of the Fund's average daily net assets allocated to that subadviser. Thus, for a Fund with one subadviser, the subadviser's fee is based upon the average daily net assets of the entire Fund; for a Fund with more than one subadviser, the subadviser's fee is based upon the average daily net assets actually allocated to that subadviser.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




FUND & SUBADVISER                                           SUBADVISER'S FEE
-----------------                                           ----------------
International Stock Fund


  -      Bank of Ireland Asset Management (U.S.) Limited    0.45% for first $50 million in assets,
                                                            plus 0.40% for next $50 million in assets,
                                                            plus 0.30% for assets over $100 million

  -         Citigroup Asset Management Limited              0.55% for first $50 million in assets,
                                                            plus 0.50% for next $50 million in assets,
                                                            plus 0.45% for assets over $100 million

  -        SSgA Funds Management, Inc.                      0.55% for first $50 million in assets,
                                                            plus 0.50% for next $50 million in assets,
                                                            plus 0.45% for assets over $100 million


Small Company Stock Fund

  -      TCW Investment Management Company                  0.50% for first $50 million in assets,
                                                            plus 0.45% for next $50 million in assets,
                                                            plus 0.40% for assets over $100 million

  -      Travelers Investment Management Company            0.50% of assets

  -      SSgA Funds Management, Inc.                        0.08% for first $50 million in assets,
                                                            plus 0.06% for next $50 million in assets,
                                                            plus 0.04% for assets over $100 million
                                                            (minimum $50,000 on annualized basis)


Large Company Stock Fund

  -      Wellington Management Company, LLP                 0.45% of assets

  -      Smith Barney Fund Management LLC                   0.45% for first $45 million in assets,
                                                            plus 0.35% for assets over $45 million

  -      SSgA Funds Management, Inc.                        0.05% for first $50 million in assets,
                                                            plus 0.04% for next $50 million in assets,
                                                            plus 0.02% for assets over $100 million
                                                            (minimum $50,000 on annualized basis)

Diversified Bond Fund

  -      Western Asset Management Company                   0.25% for first $250 million in assets,
                                                            plus 0.15% for assets over $250 million

  -          Salomon Brothers Asset Management Inc          0.35% for first $50 million in assets,
                                                            plus 0.30% for next $50 million in assets,
                                                            plus 0.25% for assets over $100 million

  -          SSgA Funds Management, Inc.                    0.05% of assets


                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                          FEES PAID BY FUNDS TO MANAGER

                 FUND                                                     2001           2002           2003
                 ----                                                     ----           ----           ----
International Stock Fund                                               $  809,553     $  858,784     $  883,914
Small Company Stock Fund                                               $  790,334     $  626,221     $  733,029
Large Company Stock Fund                                               $1,078,886     $1,105,622     $1,332,156
Diversified Bond Fund (and its predecessor, the Long-Term              $1,137,465     $1,443,715     $1,650,734
Bond Fund)

              FEES PAID BY INTERNATIONAL STOCK FUND TO SUBADVISERS


                          SUBADVISER                                      2001           2002           2003
                          ----------                                      ----           ----           ----

Bank of Ireland Asset Management (U.S.) Limited                        $  700,057     $  467,454     $  473,801
Citigroup Asset Management Limited                                            N/A            N/A     $  647,530
Salomon Brothers Asset Management Inc.                                 $  306,991     $  595,594            N/A
SSgA Funds Management, Inc.                                            $  375,874     $  586,095     $  594,000

              FEES PAID BY SMALL COMPANY STOCK FUND TO SUBADVISERS

                          SUBADVISER                                      2001           2002           2003
                          ----------                                      ----           ----           ----

Salomon Brothers Asset Management                                      $  427,360     $  400,632     $   61,900
Travelers Investment Management Company                                       N/A            N/A     $  462,181
SSgA Funds Management, Inc.                                            $   78,961     $   59,726     $   67,020
TCW Investment Management Company (and predecessor)                    $  507,292     $  418,003     $  447,366

              FEES PAID BY LARGE COMPANY STOCK FUND TO SUBADVISERS


                          SUBADVISER                                      2001           2002           2003
                          ----------                                      ----           ----           ----

Putnam Investment Management, Inc.                                     $  581,569     $  389,683            N/A
Smith Barney Fund Management LLC                                              N/A     $  221,871     $  724,983
SSgA Funds Management, Inc.                                            $   54,343     $   54,569     $   58,604
Wellington Management Company, LLP                                     $  753,805     $  674,290     $  721,484

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




                FEES PAID BY DIVERSIFIED BOND FUND TO SUBADVISERS

                          SUBADVISER                                      2001           2002           2003
                          ----------                                      ----           ----           ----
Western Asset Management Company                                       $  535,104     $  480,757     $  550,985
Salomon Brothers Asset Management Inc.                                 $  308,024     $  551,404     $  628,090
SSgA Funds Management, Inc.                                            $   67,744     $   97,142     $  108,299

For more information regarding investment advisers, see MANAGEMENT OF THE FUNDS in the prospectus.

OTHER SERVICE PROVIDERS

State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity various personnel at State Street provide custodial and accounting services to, and keeps the accounts and records of, the Company. During 2003, the Company paid State Street $927,016 as custodian and accounting services agent. State Street also assists the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid State Street a fee of $203,127 in 2003. For the years 2001, 2002 and part of 2003, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 served as the custodian and accounting services agent for the Funds, and the Company paid $1,145,402, $1,144,358 and $392,778, respectively, to Investors Bank & Trust Company as custodian and accounting services agent. Investors Bank & Trust Company also assisted the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid Investors Bank & Trust Company a fee of $318,522 in 2001, $330,978 in 2002 and $126,361 in 2003.

CitiStreet Funds Management LLC (the "Manager"), Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as transfer agent and dividend disbursing agent for the Company. The Company reimburses the Manager for reasonable out-of-pocket expenses incurred in connection with providing the service and pays a fee equal to 0.10% of net assets attributable to R Shares. The Manager provides accounting services to and keeps the accounts and records of the Company, other than those maintained by the custodian. It or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the non-interested directors. It or an affiliated company provides necessary office space, staff assistance to the Board, and all expenses incurred in connection with managing

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


the ordinary course of the Company's business, other than the fees and expenses that are paid directly by the Company.

KPMG LLP, 99 High Street, Boston, MA 02110-2371, serves as the Company's independent auditors, providing audit services.

CitiStreet Equities LLC, Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as principal underwriter of the shares of the Company.

CRA RogersCasey, Inc., 1 Parklands Drive, Darien, CT 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. For this assistance, the Manager (not the Company) paid CRA RogersCasey, Inc. a fee of approximately $180,000 in 2001, $200,000 in 2002 and $207,703 in 2003.

CODES OF ETHICS

The Company, the Manager, and the subadvisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.

PROXY VOTING

The Company has adopted proxy voting policies and procedures, which are included in Appendix A to this SAI. The Company has delegated proxy voting responsibilities to the Manager. Because the Manager views proxy voting as a function that is integral to Portfolio management, it has in turn delegated the proxy voting responsibility to the applicable subadviser. The primary focus of the Company's proxy voting program, therefore, is to ensure that the subadvisers have adequate proxy voting policies and procedures in place and to monitor each subadviser's proxy voting. A copy of each subadviser's current proxy voting policies and procedures (or summary thereof) is included in Appendix A.

Information regarding how the Company voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling CitiStreet Funds at 1-800-242-7884 and on the SEC's website at http://www.sec.gov. The

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Company's first voting report will be available for the period ended June 30, 2004 on or before approximately August 31, 2004.

                             Portfolio Transactions

A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

Each Fund's subadviser is responsible for the selection of brokers and dealers to effect that Fund's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Fund. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally involve any brokerage commissions. The securities are generally traded on a "net" basis with the dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In purchasing and selling a Fund's portfolio securities, it is the subadvisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the subadviser will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the subadviser or the Fund.

Notwithstanding the above, under certain conditions, the Funds are authorized to pay higher brokerage commissions (or, in the case of riskless principal transactions, higher transaction costs)

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


in return for brokerage and research services. The subadvisers may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the subadviser or through broker-dealers.

The subadvisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each subadviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

In allocating brokerage for the Funds, the subadvisers may annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

The subadvisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the subadvisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the subadvisers, in serving the Funds, as well as to their other clients.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

On occasion, an investment opportunity may be appropriate for more than one entity for which a subadviser serves as investment manager or adviser. On those occasions, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entities investment objectives and its current cash and investment positions.

The Manager may enter into certain commission recapture arrangements with broker-dealers. Under these arrangements, the broker-dealer agrees to return a portion of the brokerage commission for the benefit of the fund, either in the form of a cash refund or by payment of a fund expense such as custodial expenses. Subadvisers will execute trades under such arrangements only when it is consistent with the policy to seek best execution.

The following charts provide the aggregate amount of brokerage commissions paid by each Fund during the last three years.

                            INTERNATIONAL STOCK FUND

          Year                      Total Commissions
          2001                           $590,249
          2002                           $482,339
          2003                           $443,703

In 2001, the Fund paid commissions of $18,097 to State Street Capital Markets, LLC, an affiliate of the Manager. In 2001, the Fund paid commissions of $12,366 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2002, the Fund paid commissions of $5,250 to State Street Capital

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Markets, LLC, an affiliate of the Manager. In 2003, the Fund paid commissions of $2,890 to State Street Capital Markets, LLC, an affiliate of the Manager. For 2003, the Fund paid 0.65% of its aggregate brokerage commissions to that broker, and 1.04% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through that broker. In 2003, the Fund paid commissions of $222 to Japancross, an affiliate of the Manager. For 2003, the Fund paid 0.05% of its aggregate brokerage commissions to that broker, and 0.16% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through that broker.

                            SMALL COMPANY STOCK FUND

  Year                      Total Commissions
  2001                               $899,035
  2002                               $489,834
  2003                             $1,276,256

In 2001, the Fund paid commissions of $187,406 to State Street Capital Markets, LLC, an affiliate of the Manager. In 2002, the Fund paid commissions of $51.00 to State Street Capital Markets, LLC, an affiliate of the Manager. In 2003, the Fund paid no commissions to affiliated brokers.

                            LARGE COMPANY STOCK FUND

    Year                      Total Commissions
    2001                           $636,440
    2002                           $719,404
    2003                           $468,736

In 2001, the Fund paid commissions of $21,838 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2001, the Fund paid commissions of $222 to State Street Capital Markets, LLC, an affiliate of the Manager. In 2002, the Fund paid commissions of $126,481 to State Street Capital Markets, LLC, an affiliate of the Manager. Also, in 2002, the Fund paid commissions of $22,699 to Salomon Smith Barney Inc., an affiliate of the Manager. In 2003, the Fund paid commissions of $311 to Street Capital Markets, LLC, an affiliate of the Manager. For 2003, the Fund paid

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


0.07% of its aggregate brokerage commissions to that broker, and 0.08% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through that broker. Also in 2003, the Fund paid commissions of $7,007 to Citigroup Global Markets, an affiliate of the Manager. For 2003, the Fund paid 1.49% of its aggregate brokerage commissions to that broker, and 0.89% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through that broker.

                              DIVERSIFIED BOND FUND
                   (AND ITS PREDECESSOR, LONG-TERM BOND FUND)

      Year                      Total Commissions
      2001                           $60,253
      2002                           $44,895
      2003                           $24,045

In 2001, the Fund paid commissions of $1,769 to State Street Capital Markets, LLC, an affiliate of the Manager. In 2002 and 2003, the Fund paid no commissions to affiliated brokers.

The annual portfolio turnover rates for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund are expected to be less than 100%. The annual portfolio turnover rate for the Diversified Bond Fund is expected to be more than 100%. For a listing of last year's portfolio turnover rates for all of the Funds, see FINANCIAL HIGHLIGHTS in the prospectus.

                            Net Asset Value of Shares

The Company sells and redeems shares of each Fund at its net asset value next determined after receipt of the purchase or redemption order. There is no sales charge or sales load on the purchase or redemption of shares.

The net asset value of the shares of each Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. New York City time. The NYSE is open for business Monday through Friday except for the days on which the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For some foreign securities, the exchange provides an official closing price, and in those cases the Funds generally use that price. NASDAQ National Market System equity securities are valued at the official closing price (NOCP) or, if there was no NOCP on such day, at last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are generally valued at the at the last sale price.

Debt obligations (other than certain securities with remaining maturities of less than 60 days) are valued utilizing independent pricing services to determine valuations for normal institutional size trading units of securities. The pricing services consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Short-term debt obligations with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined under the procedures established by and under general supervision of the Board of Directors of the Company.

Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank, dealer, or pricing service. Forward

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


contracts are valued at the current cost of covering or offsetting such contracts. Securities or assets for which market quotations are not readily available will be valued at fair value as determined under procedures established by and under the direction of the Board of Directors of the Company.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are generally determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If, however, a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined under procedures established by and under the general supervision of the Company's Board of Directors.

                                      Taxes

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). Under the relevant provisions, the Funds are not subject to federal income tax on the part of their net ordinary income and net realized capital gains that they distribute. They intend to distribute as dividends substantially all their net investment income, if any. They also declare and distribute annually all their net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds. If the Fund does not qualify under Subchapter M, it will be subject to federal income tax.

Section 817(h) of the Internal Revenue Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after contract owner funds are first allocated to the particular Fund, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


company and no more than 55% of the value of the Fund's assets can be invested in cash, cash items, government securities, and securities of other regulated investments.

For purposes of determining whether a variable account is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer for purposes of determining whether a Fund is adequately diversified. The Company's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

The International Stock Fund may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the Fund's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




                               Ownership of Shares

As of December 31, 2003, various Travelers separate accounts were the holders of record of approximately 79% of the outstanding I Shares and the Smith Barney Corporate Trust Company, FBO Copeland Retirement Trust Account was the holder of record of approximately 21% of I Shares and 100% of R Shares. The address for Travelers and its separate accounts is One Tower Square, Hartford, CT 06183. The address for the Smith Barney Corporate Trust Company is Two Tower Center, East Brunswick, NJ 08816.

                              Financial Statements

The Company's financial statements and financial highlights for the fiscal year ended December 31, 2003, and report of the independent accountants in the Company's Annual Report are incorporated herein by reference.

                                   APPENDIX A

                             CITISTREET FUNDS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

I.    Corporation's Policy Statement

      CitiStreet Funds, Inc. (the "Corporation") is firmly committed to ensuring that proxies relating to the portfolio securities held by each of its funds (the "Funds") are voted in the best interests of investors in the Fund. The following procedures have been established to implement the Corporation's proxy voting program.

II.   Corporation's Proxy Voting Program

      CitiStreet Funds Management LLC (the "Manager") serves as the investment manager of the Funds. The Manager is responsible for the selection and ongoing monitoring of investment subadvisers (the "Subadvisers") who provide the day-to-day portfolio management for the Funds. The Corporation has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is integral to portfolio management, it has in turn delegated the proxy voting responsibility to the applicable Subadviser. The primary focus of the Corporation's proxy voting program, therefore, is to seek to ensure that the Subadvisers have adequate proxy voting policies and procedures in place and to monitor each Subadviser's proxy voting. These policies and procedures may be amended from time to time.

III.  The Manager's Due Diligence and Compliance Program

      As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Subadviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Subadviser's proxy voting guidelines in connection with the initial selection of the Subadviser and on at least an annual basis thereafter.

IV.   Subadviser's Proxy Voting Policies and Procedures

      Each Subadviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

      A. Written Policies and Procedures: The Subadviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Corporation and the Manager, upon request, copies of such policies and procedures.

      B. Fiduciary Duty: The Subadviser's policies and procedures must be reasonably designed to ensure that the Subadviser votes client securities in the best interest of its clients.


      C. Conflicts of Interest: The Subadviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadviser (including its affiliates) and its clients before voting client proxies.

      D. Voting Guidelines: The Subadviser's policies and procedures must address with reasonable specificity how the Subadviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, for example, corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

      E. Monitoring Proxy Voting: The Subadviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

      F. Record Retention and Inspection: The Subadviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadviser must provide to the Corporation and the Manager such information and records with respect to proxies relating to the Corporation's portfolio securities as required by law as the Corporation or the Manager may reasonably request.

V. Disclosure of the Corporation's Proxy Voting Policies and Procedures and Voting Record


      The Manager, on behalf of the Corporation, will take reasonable steps as necessary to seek to ensure that the Corporation complies with all applicable laws and regulations relating to disclosure of the Corporation's proxy voting policies and procedures and its proxy voting record. The Manager (or, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Subadvisers with respect to the Corporation's portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to the Corporation's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.   Reports to the Corporation's Board of Directors


      The Manager will periodically (but no less frequently than annually) report to the Board of Directors about the Corporation's proxy voting program, and will provide information with respect to the proxy voting record of the Subadvisers regarding the Funds' portfolio securities and any other information requested by the Board of Directors.

     Approved February 11, 2004

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                 BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
                               PROXY VOTING POLICY
                                   (JUNE 2003)

I.    PROXY VOTING PROCEDURES

A.    PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B.    SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C.    GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D.    DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E.    PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.

F.    CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

G.    WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II.   PROXY VOTING GUIDELINES

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

A.    AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

B.    BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      0 BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

      0 BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

      0 BIAM generally will vote FOR proposals that seek to fix the size of the board.

      0 BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

      0 BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

      0 BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      0 BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.

DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

      0 BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

      0 BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

      0 BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

C.    SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

      0 BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      0 BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns. 0 BIAM generally will vote against proposals to restrict or prohibit shareholder ability to call special meetings.

      0 BIAM generally will vote for proposals that remove restrictions on the right of shareholders to act independently of management.

D.    PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Electing directors is an important stock ownership right that shareholders can exercise.

0 BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

0 Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

E.    ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT



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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      0 BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

      0 BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

      0 BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.

POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

      0 BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

      0 BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

      0 BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

      0 BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

      0 BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.

F.    CAPITAL STRUCTURE

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

      0 BIAM generally will vote for management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

      0 BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

      0 BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

PREFERRED STOCK

      0 BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      0 BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.



                                                                              69
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      0 BIAM generally will vote FOR proposals that restore preemptive rights of shareholders.

SHARE REPURCHASE PROGRAMS

      0 BIAM generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

      0 BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

      0     BIAM generally will vote FOR recommended stock splits.

G.    MERGERS AND CORPORATE RESTRUCTURINGS

      0 BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

      0 BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

SPIN-OFFS

      0 BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

H.    EXECUTIVE AND DIRECTOR COMPENSATION

      0 BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

GOLDEN AND TIN PARACHUTES

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

      0 BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.

DIRECTOR COMPENSATION

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

      0 BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.

STOCK OPTION EXPENSING

      0 BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.

I.    MISCELLANEOUS

AMENDING MINOR BYLAWS

      0 BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGING CORPORATE NAME

      0 BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

      0 BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.




                                                                              71
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                       CITIGROUP ASSET MANAGEMENT LIMITED
                               PROXY VOTING POLICY
                               (REVISED JULY 2003)

ACCOUNTS FOR WHICH CAM VOTES PROXIES

Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

GENERAL GUIDELINES

In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

CAM has to place reliance on the clients' custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients' custodians or the third party vendors of proxy voting decisions to be executed on CAM's client portfolios.

HOW CAM VOTES

Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM's general policy on non-controversial matters, absent a particular reason, to vote with management's recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.



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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

CONFLICTS OF INTEREST

In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

      1)    PROCEDURES FOR IDENTIFYING CONFLICTS OF INTEREST

      CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

            A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

            B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a


                                                                              73
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

            C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue. Such issues generally are not brought for the specific resolution of the conflict because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

      2) PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

            A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM's European Management Committee, CAM's General Counsel and CAM's Chief Compliance Officer.

            B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

            C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

            D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.



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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

            i. disclosing the conflict to clients and obtaining their consent before voting;

            ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

            iii. engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party's recommendations;

            iv. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

            v. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

RECORD KEEPING AND OVERSIGHT

CAM shall maintain the following records relating to proxy voting:

      -     a copy of these policies and procedures;

      -     a copy of each proxy form (as voted);

      - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

      - documentation relating to the identification and resolution of conflicts of interest;

      - any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and

      - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.



                                                                              75
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.


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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                     SALOMON BROTHERS ASSET MANAGEMENT INC.
                        SMITH BARNEY FUND MANAGEMENT LLC
                     TRAVELERS INVESTMENT MANAGEMENT COMPANY

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                   CONCERNING CITIGROUP ASSET MANAGEMENT (CAM)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

                                                                              77
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.


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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




                           SSGA FUNDS MANAGEMENT, INC.
                               PROXY VOTING POLICY
                                 (JUNE 4, 2003)

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.



                                                                              79
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

      -     Approval of auditors

      -     Directors' and auditors' compensation

      -     Directors' liability and indemnification



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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting


II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:


      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions


III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:


      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions



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      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value


SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

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      -     Requirements that auditors attend the annual meeting of shareholders

      -     Establishment of an annual election of the board of directors

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee --


II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee


III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:


      -     Limits to tenure of directors

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      -     Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

      - Proposal asking companies to adopt full tenure holding periods for their executives.

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --


Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical

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voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns.
Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the


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Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.



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                        TCW INVESTMENT MANAGEMENT COMPANY
                             SUMMARY OF PROXY VOTING
                            GUIDELINES AND PROCEDURES
                                 (JANUARY 2004)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to


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explain to clients the rationale for votes cast on behalf of client accounts.
The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process and includes only the more significant decisions within those categories. While the Guidelines provide a basis for making proxy voting decisions, TCW's portfolio managers may, as described above, determine to deviate from the Guidelines in their discretion consistent with TCW's obligations to its clients.

THE GUIDELINES

PROXY CONTESTS AND TENDER OFFERS

      - Vote for proposals to provide equal access to proxy materials for shareholders

      -     Vote against proposals to ratify or adopt poison pill plans

      -     Vote against proposals establishing fair price provisions

      -     Vote against proposals to adopt advance notice requirements

      -     Vote against greenmail and golden parachute payments

CAPITAL STRUCTURE

      - Vote for mergers, acquisitions, recapitalizations, and restructurings

      - Vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions

      - Vote against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders

      - Vote against reverse stock split if no proportional reduction in the number of authorized shares


EXECUTIVE AND DIRECTOR COMPENSATION

      - Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock

      - Decide on a case-by-case basis the adoption of any stock award plan if the plan dilution is more than 5% of the outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity

      - Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution is more than 15% of the outstanding common equity



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      -     Vote against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value.

      - Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of outstanding common equity.

CORPORATE GOVERNANCE

      - Vote for uncontested director nominees and management nominees in contested elections

      - Vote for ratification of auditors unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees

      -     Vote for independent nominating, audit, and compensation committees

      - Vote for cumulative voting and against proposals to eliminate cumulative voting

      - Vote for proposals to limit the liability of directors, and against proposals to indemnify directors and officers

      - Vote for proposals to repeal classified boards and against proposals to adopt classified boards

      - Vote against proposals to give the board the authority to set the size of the board without shareholder approval

      - Vote against proposals to eliminate or limit shareholders' right to act by written consent

      - Vote against proposals to establish or increase supermajority vote requirements

      -     Vote against mandatory retirement or tenure for directories


MISCELLANEOUS ISSUES

      - Vote for studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues

      - Vote against required corporate action or changes in policy with respect to social issues


PROXY VOTING PROCEDURES

CONFLICT RESOLUTION

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids


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a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast both in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or the portfolio manager has determined to override the Guidelines, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW's portfolio managers in the proxy voting process, if a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW's Proxy Voting Manager.

TCW or the Outside Service will keep records of the following items: (i) TCW's Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

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INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.


For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.



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                       WELLINGTON MANAGEMENT COMPANY, LLP
                          PROXY POLICIES AND PROCEDURES
                                (APRIL 30, 2003)

INTRODUCTION                        Wellington Management Company, llp
                                    ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                                    Wellington Management's Proxy Voting
                                    Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES               As a matter of policy, Wellington
                                    Management:

                                    1
                                    Takes responsibility for voting client
                                    proxies only upon a client's written
                                    request.

                                    2
                                    Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                                    3
                                    Develops and maintains broad guidelines
                                    setting out positions on common proxy
                                    issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                                    4
                                    Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

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                                    5
                                    Identifies and resolves all material
                                    proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                                    6

                                    Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                                    7
                                    Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                                    8
                                    Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                                    9
                                    Reviews regularly the voting record to
                                    ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND                  Wellington Management has a Proxy Committee,
OVERSIGHT                           established by action of the firm's
                                    Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements.
                                    Day-to-day administration of the proxy
                                    voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT OF PROCEDURES             Wellington Management has in place certain
                                    procedures for implementing its proxy voting policies.


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GENERAL PROXY VOTING                AUTHORIZATION TO VOTE. Wellington Management
                                    will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                    RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                                    RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                                    RESEARCH. In addition to proprietary
                                    investment research undertaken by Wellington
                                    Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                                    PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                                    -     Generally, issues for which explicit
                                          proxy voting guidance is provided in
                                          the Proxy Voting Guidelines (i.e.,
                                          "For", "Against", "Abstain") are
                                          reviewed by the Proxy Group and voted
                                          in accordance with the Proxy Voting
                                          Guidelines.

                                    -     Issues identified as "case-by-case" in
                                          the Proxy Voting Guidelines are
                                          further reviewed by the Proxy Group.
                                          In certain circumstances, further
                                          input is needed, so the issues are
                                          forwarded to the relevant research
                                          analyst and/or portfolio manager(s)
                                          for their input.


                                    -     Absent a material conflict of
                                          interest, the portfolio manager has
                                          the authority to decide the final
                                          vote. Different portfolio managers
                                          holding the same securities may arrive
                                          at different voting conclusions for
                                          their clients' proxies.

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                                    MATERIAL CONFLICT OF INTEREST IDENTIFICATION
                                    AND RESOLUTION PROCESSES. Wellington
                                    Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy
                                    Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                                    If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.



OTHER CONSIDERATIONS                In certain instances, Wellington Management
                                    may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                    SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                                    SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share



                                                                              95
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


                                    blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                                    In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                                    LACK OF ADEQUATE INFORMATION, UNTIMELY
                                    RECEIPT OF PROXY, IMMATERIAL IMPACT, OR
                                    EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION              Wellington Management maintains records of
                                    proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the
                                    "Advisers Act"), the Employee Retirement
                                    Income Security Act of 1974, as amended
                                    ("ERISA"), and other applicable laws.


                                    Wellington Management's Proxy Policies and
                                    Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

96
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


                        WESTERN ASSET MANAGEMENT COMPANY
                          PROXY POLICIES AND PROCEDURES
                                (AUGUST 1, 2003)

                                   BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).



                                                                              97
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION




                                   PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

      a.    Proxies are reviewed to determine accounts impacted.

      b. Impacted accounts are checked to confirm Western Asset voting authority.



98
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


      c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

      e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

      f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

      a.    A copy of Western Asset's policies and procedures.

      b.    Copies of proxy statements received regarding client securities.

      c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

      d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.



                                                                              99
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



      e.    A proxy log including:

            1.    Issuer name;

            2.    Exchange ticker symbol of the issuer's shares to be voted;

            3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

            4.    A brief identification of the matter voted on;

            5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

            6.    Whether a vote was cast on the matter;

            7.    A record of how the vote was cast; and

            8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

      1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

      2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

      3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.



100
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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


                                VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.    Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

      1.    Matters relating to the Board of Directors

            Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

            a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

            b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

            c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

            d. Votes are cast on a case-by-case basis in contested elections of directors.

     2.     Matters relating to Executive Compensation

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

            a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution. .
                  b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

            c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

            d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.     Matters relating to Capitalization

            The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

            a. Western Asset votes for proposals relating to the authorization of additional common stock.

            b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

            c. Western Asset votes for proposals authorizing share repurchase programs.

      4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            Western Asset votes these issues on a case-by-case basis on board-approved transactions.

      5.    Matters relating to Anti-Takeover Measures

            Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

            a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

            b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

      6.    Other Business Matters

            Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

            a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

            b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.   Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

            1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

            2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

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                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

            1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

            2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.   Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

            1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

            2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

            3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

            4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in

                                                          CITISTREET FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


            excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a)      (1)      Articles of Incorporation (14)

                  (2)      Amendment to Articles of Incorporation (14)

                  (3)      Amendment to Articles of Incorporation (16)

         (b)      By-Laws (8)

         (c)      Not Applicable

         (d)      Investment Advisory Contracts

                  (1) Investment Management Agreement between Registrant and CitiStreet Funds Management LLC (14)

                  (2) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Bank of Ireland Asset Management (U.S.) Ltd. (International Stock Fund)
                           (14)

                  (3) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Smith Barney Fund Management LLC (now with Citigroup Asset Management Limited) (International Stock Fund) (16)

                  (4) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (International Stock Fund) (16)

                  (5) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and TCW Investment Management Company (Small Company Stock Fund) (18)

                  (6) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Salomon Brothers Asset Management Inc (now with Travelers Investment Management Company) (Small Company Stock Fund) (16)

                  (7) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Small Company Stock Fund) (18)

                  (8) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Wellington Management Company, LLP (Large Company Stock Fund) (16)

                  (9) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Smith Barney Fund Management LLC (Large Company Stock Fund) (19)

                  (10) Subadvisers Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Large Company Stock Fund) (18)

                  (11) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Western Asset Management Company (Diversified Bond Fund) (14)

                  (12) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and Salomon Brothers Asset Management Inc. (Diversified Bond Fund) (16)

                  (13) Subadvisory Agreement among Registrant, CitiStreet Funds Management LLC and SSgA Funds Management, Inc. (Diversified Bond Fund) (16)

         (e)      Underwriting Contracts

                  (1) Form of Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

                  (2) Amendment No. 1 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

                  (3) Amendment No. 2 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (14)

                  (4) Amendment No. 3 to the Participation Agreement among Registrant, CitiStreet Equities LLC and The Travelers Insurance Company (21)

                  (5) Distribution Agreement between Registrant and CitiStreet Equities LLC (16)

         (f)      Not Applicable

         (g)      Custodian Agreements

                  (1) Custodian Agreement between Registrant and State Street Bank & Trust Company (20)

                  (2) Securities Lending Agreement between Registrant and State Street Bank & Trust Company (20)

         (h) Transfer Agency Agreement between Registrant and CitiStreet Funds Management LLC (17)

         (i)      Opinion of Counsel (20)

         (j)      Consent of Independent Accountants (21)

         (k)      Not Applicable

         (l)      Not Applicable

         (m)      Rule 12b-1 Plan (17)

         (n)      Rule 18f-3 Plan (17)

         (o)      Not Applicable

         (p)      Code of Ethics for:

                  (1)      CitiStreet Funds, Inc. (14)
                  (2)      CitiStreet Funds Management LLC (14)
                  (3)      Bank of Ireland Asset Management (U.S.) Ltd. (14)
                  (4)      TCW Investment Management Company (18)
                  (5)      Western Asset Management Company (14)
                  (6)      SSgA Funds Management, Inc. (14)
                  (7)      Wellington Management Company, LLP (16)
                  (8) Salomon Brothers Asset Management/Smith Barney Fund Management LLC (16)
                  (9)      CitiStreet Equities LLC (16)

         (q)      Powers of Attorney (15)

----------------

(1) Incorporated by reference to the initial registration statement filed January 27, 1993.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 filed April 22, 1993.

(3) Incorporated by reference to Post-Effective Amendment No. 1 filed November 24, 1993.

(4) Incorporated by reference to Post-Effective Amendment No. 2 filed March 1, 1994.

(5) Incorporated by reference to Post-Effective Amendment No. 3 filed November 24, 1993.

(6) Incorporated by reference to Post-Effective Amendment No. 4 filed April 28, 1995.

(7) Incorporated by reference to Post-Effective Amendment No. 5 filed April 29, 1996.

(8) Incorporated by reference to Post-Effective Amendment No. 6 filed February 28, 1997.

(9) Incorporated by reference to Post-Effective Amendment No. 7 filed April 30, 1997.

(10) Incorporated by reference to Post-Effective Amendment No. 8 filed March 2, 1998.

(11) Incorporated by reference to Post-Effective Amendment No. 9 filed April 24, 1998.

(12) Incorporated by reference to Post-Effective Amendment No. 10 filed February 26, 1999.

(13) Incorporated by reference to Post-Effective Amendment No. 11 filed April 30, 1999.

(14) Incorporated by reference to Post-Effective Amendment No. 12 filed May 1, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 13 filed March 2, 2001.

(16) Incorporated by reference to Post-Effective Amendment No. 14 filed May 1, 2001.

(17) Incorporated by reference to Post-Effective Amendment No. 15 filed March 22, 2002.

(18) Incorporated by reference to Post-Effective Amendment No. 16 filed April 26, 2002.

(19) Incorporated by reference to Post-Effective Amendment No. 17 filed July 31, 2002.

(20) Incorporated by reference to Post-Effective Amendment No. 19 filed April 29, 2003.

(21)     Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Not Applicable

ITEM 25. INDEMNIFICATION.

         Article VII, paragraph (3) of the Registrant's Articles of Incorporation provides: "Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.: Article IX provides in pertinent part: "No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the corporation or its security holders to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office." Article II, Section 2 of Registrant's By-Laws contain similar provisions.

         The agreement between the Registrant (the "Series Fund") and CitiStreet Funds Management LLC (the "Manager") provides:

         "The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters of which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expenses, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph."

         The agreements among the Registrant (the "Series Fund"), CitiStreet Funds Management LLC (the "Manager"), and the Subadvisers provide:

         "The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (1)      CITISTREET FUNDS MANAGEMENT LLC ("CFM")

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         The business and other connections of CFM's directors and officers are set forth below. Unless otherwise indicated, the address of each person is Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063.

Name and Address                Position with CFM                                      Principal Occupation
----------------                -----------------                                      --------------------
Robert C. Dughi     Chairman of the Board and                      Board of Directors and Chief Executive Officer, CitiStreet
                    President                                      and various affiliates

Paul S. Feinberg    Director, Executive Vice President, General    Executive Vice President, General Counsel and Secretary,
                    Counsel and Secretary                          CitiStreet and various affiliates

Peter J. Gulia      Senior Vice President, Counsel, and Assistant  Senior Vice President, Counsel, and Assistant Secretary,
                    Secretary                                      CitiStreet and various affiliates

Lori M. Renzulli    Assistant Secretary                            Assistant Counsel, CitiStreet and various affiliates

William Valentine   Director, Executive Vice President, Chief      Executive Vice President, Chief Financial Officer, and
                    Financial Officer, and Treasurer               Treasurer, CitiStreet and various affiliates

         (2)      BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Bank of Ireland Asset Management (U.S.) Limited's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29606), as most recently amended, the text of which is incorporated herein by reference.

         (3)      CITIGROUP ASSET MANAGEMENT LIMITED

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Citigroup Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57655), as most recently amended, the text of which is incorporated herein by reference.

         (4)      SALOMON BROTHERS ASSET MANAGEMENT INC

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Salomon Brothers Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is incorporated herein by reference.

         (5)      SMITH BARNEY FUND MANAGEMENT LLC

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Smith Barney Fund Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8314), as most recently amended, the text of which is incorporated herein by reference.

         (6)      SSGA FUNDS MANAGEMENT, INC.

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to SSgA Funds Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103), as most recently amended, the text of which is incorporated herein by reference.

         (7)      TCW INVESTMENT MANAGEMENT LLC

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to TCW Investment Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075), as most recently amended, the text of which is incorporated herein by reference.

         (8)      TRAVELERS INVESTMENT MANAGEMENT COMPANY

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Travelers Investment Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7212), as most recently amended, the text of which is incorporated herein by reference.

         (9)      WELLINGTON MANAGEMENT COMPANY, LLP

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Wellington Management Company's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), as most recently amended, the text of which is incorporated herein by reference.

         (10)     WESTERN ASSET MANAGEMENT COMPANY

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Western Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08162), as most recently amended, the text of which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) CitiStreet Equities LLC acts as principal underwriter of the Funds. It does not act as principal underwriter for any other investment company.

         (b)      The following table provides the information required by this
Item 27(b). Unless otherwise indicated, the address of each person is Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063.

                                   POSITIONS AND OFFICES WITH
   NAME AND ADDRESS                    CITISTREET EQUITIES                POSITIONS AND OFFICES WITH FUND
Robert C. Dughi          Chairman of the Board and Chief Executive        Chairman of the Board
                         Officer

Mark M. Skinner          Director and President                           None

Paul S. Feinberg         Director, Executive Vice President, General      President
                         Counsel and Secretary

Lynne C. Shapiro-Smith   Director, Executive Vice President, Marketing    None
                         and Product Management

Peter J. Gulia           Senior Vice President, Counsel, and Assistant    Assistant Secretary
                         Secretary

C. Kurt Miller           Senior Vice President                            None

Michael L. St. Clair     Senior Vice President                            None

James Famularo           Senior Vice President                            None

Craig S. Cheyne          Senior Vice President                            None

Donald M. Goldstein      Senior Vice President                            None

Stephen E. Maschino      Senior Vice President                            None

Elizabeth A. O'Brien     Senior Vice President                            None

James F. Schlucter       Senior Vice President                            None

William B. Schwartz      Senior Vice President                            None

Tyrone E. Minnich        Senior Vice President                            None

Darlene E. Dailey        Regional Vice President                          None

Gregory J. Hyland        Regional Vice President                          None

Derrick L. Kelson        Regional Vice President                          None

Terry McCray             Regional Vice President                          None

Patrick Bello            Managing Director                                None

Lance V. Cannon          National Sales Director                          None

Stephen Davis            National Sales Director                          None

Harvey J. Gannon         Vice President                                   None

Brian LoDestro           Vice President                                   Vice President

Peter Losowyj            Vice President                                   None

Brendan F. Morrison      Vice President                                   None

Eric Rosen               Vice President                                   None

Edward G. Sutton         Vice President                                   None

Donna S. Webber          Vice President                                   None

Michelle Whitman         Vice President                                   None

Joseph Zavoda            Vice President                                   None

Stuart Jentis            Vice President, Counsel and Assistant Secretary  None

Lori M. Renzulli         Assistant General Counsel and Chief Compliance   Secretary
                         Officer

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of (1) the Registrant and CitiStreet Funds Management LLC, Two Tower Center, P.O. Box 1063, East

Brunswick, NJ 08816-1063; (2) Bank of Ireland Asset Management (U.S.) Limited, 26 Fitzwilliam Place, Dublin 2, Ireland and 75 Holly Hill Lane, Greenwich, CT 06830; (3) Citigroup Asset Management Limited, Citigroup Centre, Canada Square, Canary Wharf, London, England E14 5LB; (4) Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, NY 10013; (5) Smith Barney Fund Management LLC, 333 West 34th Street, New York, NY 10001; (6) SSgA Funds Management, Inc., Two International Place, Boston, MA 02110; (7) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110; (8) TCW Investment Management Company, 865 S. Figueroa Street, Los Angeles, CA 90017; (9) Travelers Investment Management Company, 100 First Stamford Place, Stamford, CT 06902; (10) Wellington Management Company, LLP, 75 State Street, Boston, MA 02109; and (11) Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105.

ITEM 29. MANAGEMENT SERVICES

         Not Applicable

ITEM 30. UNDERTAKINGS

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of East Brunswick, and the State of New Jersey on the 28th day of April, 2004.

                                              CITISTREET FUNDS, INC.

/s/ Robert C. Dughi                           By:  /s/ Paul S. Feinberg
---------------------                              ------------------------
Robert C. Dughi                                    Paul S. Feinberg
Chairman of the Board                              Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.

Signature and Title

/s/ Robert C. Dughi                           By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Robert C. Dughi                               Paul S. Feinberg
Chairman of the Board of Directors            (Attorney-in-Fact)

/s/ John G. Beam, Jr.                         By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
John G. Beam, Jr.                             Paul S. Feinberg
Director                                      (Attorney-in-Fact)

/s/ Linda Walker Bynoe                        By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Linda Walker Bynoe                            Paul S. Feinberg
Director                                      (Attorney-in-Fact)

/s/ Jane DiRenzo Pigott                       By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Jane DiRenzo Pigott                           Paul S. Feinberg
Director                                      (Attorney-in-Fact)

/s/ Nicholas D. Yatrakis                      By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Nicholas D. Yatrakis                          Paul S. Feinberg
Director                                      (Attorney-in-Fact)

/s/ Steven I. Weinstein                       By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Steven I. Weinstein                           Paul S. Feinberg
Director                                      (Attorney-in-Fact)

/s/ William Valentine                         By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
William Valentine                             Paul S. Feinberg
Senior Vice President and Treasurer;          (Attorney-in-Fact)
Principal Financial Officer;
Principal Accounting Officer

/s/ Raymond Martin                            By:  /s/ Paul S. Feinberg
------------------------------------              ---------------------------
Raymond Martin                                Paul S. Feinberg
Director                                      (Attorney-in-Fact)

                                  EXHIBIT INDEX

Ex. No.  Exhibit
-------  -------
(e)(4)   Amendment No. 3 to the Participation Agreement among Registrant,
         CitiStreet Equities LLC and The Travelers Insurance Company

(j)      Consent of Independent Accountants